As filed with the Securities and Exchange Commission on February 20, 2025

1933 Act Registration File No. 333-258490

1940 Act File No. 811-23723

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. __	☐
Post-Effective Amendment No. 44	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 47	☒

Strategic Trust

(Exact Name of Registrant as Specified in Charter)

7887 East Belleview Ave., Suite 1100

Denver, Colorado 80111

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, including Area Code) (303) 499-1959

Kevin Kelly

c/o Kelly Strategic Management, LLC

7887 East Belleview Ave., Suite 1100

Denver, Colorado 80111

(Name and Address of Agent for Service)

Copies to:

Eric Simanek, Esq.

Eversheds Sutherland (US) LLP

700 6th Street, N.W.

Washington, DC 20001

(202) 220-8412

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	On February 21, 2025 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a) (2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment No. 44 to the Registration Statement of Strategic Trust is being filed to respond to SEC comments and provide additional non-material changes for six new series of the Trust: DailyDeltaTM Q100 Upside Option Strategy ETF, DailyDeltaTM Q100 Downside Option Strategy ETF, DailyDeltaTM SP500 Upside Option Strategy ETF, DailyDeltaTM SP500 Downside Option Strategy ETF, DailyDeltaTM R2000 Upside Option Strategy ETF and DailyDeltaTM R2000 Downside Option Strategy ETF.

DailyDeltaTM Q100 Upside Option Strategy ETF (QUP)

DailyDeltaTM Q100 Downside Option Strategy ETF (QDWN)

DailyDeltaTM SP500 Upside Option Strategy ETF (SXUP)

DailyDeltaTM SP500 Downside Option Strategy ETF (SDWN)

DailyDeltaTM R2000 Upside Option Strategy ETF (RUP)

DailyDeltaTM R2000 Downside Option Strategy ETF (RDWN)

listed on NYSE Arca, Inc.

PROSPECTUS

February 21, 2025

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

DailyDeltaTM Q100 Upside Option Strategy ETF - FUND SUMMARY

Investment Objective

The Fund’s primary investment objective is to seek capital appreciation. The Fund’s secondary investment objective is to limit single-day risk.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	1.35%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	1.35%

(1)	The Fund’s adviser will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses.
(2)	Based on estimated amounts for the current fiscal year.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$137	$428

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks long exposure to the daily upside, or increase in value, of the Nasdaq 100 Index (the “Q100 Index”), which is an index that is designed to track the performance of the top 100 non-financial companies listed on the NASDAQ stock exchange. The Fund also seeks to limit daily downside risk to 10% or less of the Fund’s net asset value (“NAV”). The Fund seeks to achieve this objective by investing in cash settled exchange traded index options that are designed to track the daily changes in the value of the Q100 Index. The Fund intends to invest only in cash-settled options, which means the holder of the option does not receive securities when the option is exercised. Instead, any payments are made in cash.

●	Purchasing Call Options.

To enhance the Fund's potential returns, the Fund employs a strategy that involves purchasing exchange-traded, cash-settled index call options on the performance of the Q100 Index. These call options typically have a short time to expiration, such as one week or less, and in some cases, as little as one trading day. The Fund will purchase call options with a strike price that is closest to the then-current value of the Q100 Index at the time of purchase. See “Additional Information about the Funds” for general information about options contracts.

Under normal market conditions, the Fund expects to invest primarily in options contracts with daily expiry. In that case, on a daily basis, the Fund establishes new call positions and establishes new option loss limits, which is the maximum loss that the Fund can experience from its options positions on that day. That is, each trading day, the Fund spends an amount equal to up to ten percent of its NAV in option premiums to purchase short-term call options. The daily option loss limit is the amount spent on option premiums.

This approach is designed to produce positive performance (that exceeds that of the Q100 Index) on days when the Q100 Index has positive performance. In contrast, on days when the Q100 Index is flat or declines, the Fund may lose up to the full amount of that day’s option premium (up to 10% of the Fund’s NAV each day).

Under unusual or stressed market condition, such as during periods of unusual volatility, the Fund may invest in options contracts that expire in up to a week. In those circumstances, the Fund will establish new call positions and establish new option loss limits when the Fund’s options contracts expire.

●	U.S. Treasuries. The Fund will hold the remaining amount of the Fund’s NAV (e.g., approximately 90%) in short-term U.S. Treasury securities. During normal market conditions, the average portfolio effective duration for the Fund’s investments in U.S. Treasury securities is expected to be approximately 6 months.

Why invest in the Fund?

●	The Fund seeks to generate greater positive returns than experienced by the Q100 Index (on days the Q100 Index’s value increases).

●	The Fund seeks to limit daily risk of its options positions to no more than 10% of the Fund’s NAV.

An investment in the Fund is not an investment in the Q100 Index, nor is the Fund an investment in a traditional passively managed index fund.

●	The Fund’s strategy is designed to produce positive performance that exceeds the appreciation of the Q100 Index on days when the Q100 Index has increased in value. The Fund’s options strategy will produce positive performance only to the extent that the cash received from the settlement of the options positions exceeds that day’s options premium.

●	The Fund’s options strategy is subject to potential losses, limited to the amount of that day’s option premium, if the Q100 Index decreases in value, does not change in value, or if the returns based on the appreciation of the Q100 Index do not exceed the value of the options premium. The Fund may also experience losses if its investments in Treasury securities decline in value.

●	The Fund does not invest directly in the Q100 Index.

●	The Fund does not invest directly in companies that comprise the Q100 Index.

●	Fund shareholders are not entitled to any dividends paid by any companies that comprise the Q100 Index.

See “Additional Information about the Funds” for additional information regarding the Q100 Index.

The Fund’s Use of Q100 Index Option Contracts

As part of the Fund’s strategy, the Fund will purchase exchange-traded call option contracts that are based on the value of the Q100 Index (or on passively managed ETFs that seek to track the Q100 Index’s performance). The Fund intends to invest only in cash-settled options, which means the holder of the option does not receive securities when the option is exercised. Instead, any payments are made in cash. Under normal market conditions, each day, the Fund will invest in options to seek exposure to the Q100 Index in excess of the Fund’s net assets. If the value of the Q100 Index increases, the Fund will exercise that day’s option contract and have the right to receive an amount of cash equal to the difference between the settlement price of the Q100 Index on the expiration date of the applicable option contract and the stated strike price. Because of the Fund’s exposure to the Q100 Index, the Fund will receive returns equal to a multiple of the appreciation of the value of the Q100 Index in excess of the stated strike price minus the premium paid for the options. The multiple that the Fund will achieve will vary based on the exposure to the Q100 Index that the Fund is able to achieve by paying the option premium noted above. The Fund’s gains on a particular day will be equal to the amount of cash received upon settlement of the day’s options contracts minus the amount of the option premium. The level of exposure that the Fund is able to achieve with a given premium depends on such factors as the price of the Q100 Index and its volatility, and the time remaining until the expiration date of the option contracts. Where the Q100 Index price settles at expiration at or below the strike price, and the Fund does not sell the options before their expiration, the Fund’s call options will expire worthless and the Fund will lose that day’s option premium.

Fund’s Return Profile vs the Q100 Index

For the reasons stated above, the Fund’s performance will differ from that of the Q100 Index. The performance differences will depend on, among other things, the value of the Q100 Index, changes in the price of the Q100 Index’s options contracts the Fund has purchased, and changes in the value of the U.S. Treasuries.

Fund Portfolio

The Fund’s principal holdings are described below:

DailyDeltaTM Q100 Upside Option Strategy ETF – Principal Holdings
Portfolio Holdings (All options are based on the value of the Q100 Index)	Investment Terms	Expected Target Maturity
Purchased call option contracts

The Fund will purchase call options with a strike price that is closest to the then-current value of the Q100 Index at the time of purchase.

If at the expiration of the option, the value of the Q100 Index has appreciated in excess of the strike price, and the Fund exercises the option, this will generate positive returns for the Fund to the extent the amount of cash received exceeds the option premium.

If, at the expiration of the option, the value of the Q100 Index has decreased or remained at the strike price, the option may expire worthless and the Fund may lose the entirety of its option premium.

One-day to one-week expiration dates
U.S. Treasury Securities and Cash	Multiple series of U.S. Treasury Bills supported by the full faith and credit of the U.S. government. They will generate income.	6-month to 2-year maturities

The market value of the cash and treasuries held by the Fund is expected to be approximately 90% of the Fund’s net assets.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus borrowings for investment purposes, in financial instruments and economic interests that provide exposure to the value of the Q100 Index. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value. The foregoing policy may be changed without shareholder approval upon 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

None of the Fund, the Trust, Kelly Strategic Management, LLC (the “Adviser”), Tidal Investments LLC (“Tidal” or the “Sub-Adviser”), or their respective affiliates makes any representation to you as to the performance of the Q100 Index.

THE FUND, TRUST, ADVISER, AND SUB-ADVISER ARE NOT AFFILIATED WITH, NOR ENDORSED BY, THE Q100 INDEX.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Referenced Index Risk. The Fund invests in options contracts that are based on the value of the Q100 Index (or on ETFs that track the Q100 Index’s performance). This subjects the Fund to certain of the same risks as if it owned shares of companies that comprised the Q100 Index or an ETF that tracks the Q100 Index, even though it does not. By virtue of the Fund’s investments in options contracts that are based on the value of the Q100 Index, the Fund may also be subject to the following risks:

Indirect Investment Risk. The Q100 Index is not affiliated with the Trust, the Fund, the Adviser, the Sub-Adviser, or their respective affiliates and is not involved with this offering in any way. Investors in the Fund will not have the right to receive dividends or other distributions or any other rights with respect to the companies that comprise the Q100 Index but will be subject to declines in the performance of the Q100 Index.

Index Trading Risk. The trading price of the Q100 Index may be highly volatile and could continue to be subject to wide fluctuations in response to various factors. The stock market in general has experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of companies.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the Index and the derivative, which may prevent the Fund from achieving its investment objective. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the value of the options contracts in which it invests are substantially influenced by the value of the Index. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. Additionally, purchasing an option subjects the buyer to the risk that the benefit received from exercising the option, if any, will not exceed the premium paid to purchase the option. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of the option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain exposure to the Index through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

NAV Erosion Risk Due to Options Expirations. When the Fund invests in options, there is a risk that they may expire worthless. A repeated occurrence of the Fund’s options expiring worthless may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

The table below provides an example of how the NAV of the Fund could be impacted in the event that the Fund’s options expired worthless for an extended period of time. The table below is for illustrative purposes only, and does not consider the Fund’s fees and expenses or the performance of the Fund’s other investments, such as U.S. Treasury securities. As such, the Fund’s actual performance in such a scenario as illustrated in the table would be different. The table assumes (i) a starting NAV for the Fund of $10 million, (ii) that each day, the maximum amount of options are purchased as allowed by the Fund’s strategy, and (iii) each day, all options purchased by the Fund expire worthless. Under the assumptions in this table, within 10 days, the Fund loses 69% of its value.

Day	Options Premium Paid	NAV
0	$ -	$ 10,000,000
1	$ 1,000,000	$ 9,000,000
2	$ 900,000	$ 8,100,000
3	$ 810,000	$ 7,290,000
4	$ 729,000	$ 6,561,000
4	$ 656,100	$ 5,904,900
5	$ 590,490	$ 5,314,410
6	$ 531,440	$ 4,782,970
7	$ 478,300	$ 4,304,670
8	$ 430,470	$ 3,874,200
9	$ 387,420	$ 3,486,780
10	$ 348,680	$ 3,138,110

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund will invest in exchange traded call options which are guaranteed for settlement by the Options Clearing Corporation (“OCC”). As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy will generally require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single index, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with inverse of the Index. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it timely distributes to Shareholders, provided that it satisfies certain source-of-income, diversification and distribution requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to U.S. federal income tax imposed at corporate rates, and a shareholder may be required to include in its income the amount of any distribution received from the Fund. To comply with the asset diversification requirements applicable to a RIC, the Fund will attempt to ensure that the value of its investments, including options, in a single issuer is never more than 25% of the total value of Fund assets at the close of any quarter. If the value of the Fund’s investments in a single issuer were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at http://dailydeltaetfs.com.

Management

Investment Adviser: Kelly Strategic Management, LLC (d/b/a Kelly Intelligence) serves as investment adviser to the Fund.

Investment Sub-Adviser:

Tidal Investments LLC serves as the investment sub-adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Jay Pestrichelli, Chief Trading Officer and Portfolio Manager for Tidal, has been a portfolio manager of the Fund since its inception in February 2025.

Kevin R. Kelly, Chief Executive Officer of the Adviser, has been a portfolio manager of the Fund since its inception in February 2025.

Gerry J. O’Donnell, Director of Capital Markets and Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since its inception in February 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at http://dailydeltaetfs.com.

Tax Information

Fund distributions generally are classified as ordinary income, qualified dividend income, or capital gains (or a combination), and includable in a shareholder’s income for U.S. federal income tax purposes, unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

DailyDeltaTM Q100 Downside Option Strategy ETF - FUND SUMMARY

Investment Objective

The Fund’s primary investment objective is to seek capital appreciation. The Fund’s secondary investment objective is to limit single-day risk.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	1.35%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	1.35%

(1)	The Fund’s adviser will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses.
(2)	Based on estimated amounts for the current fiscal year.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$137	$428

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks inverse exposure to the daily downside, or decrease in value of the Nasdaq 100 Index (the “Q100 Index”), which is an index that is designed to track the performance of the top 100 non-financial companies listed on the NASDAQ stock exchange. The Fund also seeks to limit daily downside risk to 10% or less of the Fund’s net asset value (“NAV”). The Fund seeks to achieve this objective by investing in cash settled exchange traded index options that are designed to track the inverse of the daily changes in the value of the Q100 Index. The Fund intends to invest only in cash-settled options, which means the holder of the option does not receive securities when the option is exercised. Instead, any payments are made in cash.

●	Purchasing Put Options.

To enhance the Fund's potential returns, the Fund employs a strategy that involves purchasing exchange-traded, cash-settled, index put options on the performance of the Q100 Index. These put options typically have a short time to expiration, such as one week or less, and in some cases, as little as one trading day. The Fund will purchase put options with a strike price that is closest to the then-current value of the Q100 Index at the time of purchase. See “Additional Information about the Funds” for general information about options contracts.

Under normal market conditions, the Fund expects to invest primarily in options contracts with daily expiry. In that case, on a daily basis, the Fund establishes new put positions and establishes new option loss limits, which is the maximum loss that the Fund can experience from its options positions on that day. That is, each trading day, the Fund spends an amount equal to up to ten percent of its NAV in option premiums to purchase short-term put options. The daily option loss limit is the amount spent on option premiums.

This approach is designed to produce positive performance (that exceeds the inverse of the losses in value experienced by the Q100 Index) on days when the Q100 Index loses value. In contrast, on days when the Q100 Index is flat or is positive, the Fund may lose up to the full amount of that day’s option premium (up to 10% of the Fund’s NAV each day).

Under unusual or stressed market condition, such as during periods of unusual volatility, the Fund may invest in options contracts that expire in up to a week. In those circumstances, the Fund will establish new call positions and establish new option loss limits when the Fund’s options contracts expire.

●	U.S. Treasuries. The Fund will hold the remaining amount of the Fund’s NAV (e.g., approximately 90%) in short-term U.S. Treasury securities. During normal market conditions, the average portfolio effective duration for the Fund’s investments in U.S. Treasury securities is expected to be approximately 6 months.

Why invest in the Fund?

●	The Fund seeks to generate greater positive returns than the inverse of losses in value experienced by the Q100 Index (on days the Q100 Index loses value).

●	The Fund seeks to limit daily risk of its options positions to no more than 10% of the Fund’s NAV.

An investment in the Fund is not an investment in the Q100 Index, nor is the Fund an investment in a traditional passively managed index fund.

●	The Fund’s strategy is designed to produce positive returns that exceed the inverse of the losses in value experienced by the Q100 Index if the Q100 Index decreases in value. The Fund’s options strategy will produce positive performance only to the extent that the cash received from the settlement of the options positions exceeds that day’s options premium.

●	The Fund’s options strategy is subject to potential losses, limited to the amount of that day’s option premium, if the Q100 Index increases in value, does not change in value, or if the returns based on the decrease in value of the Q100 Index do not exceed the value of the options premium. The Fund may also experience losses if its investments in Treasury securities decline in value.

●	The Fund does not invest directly in the Q100 Index.

●	The Fund does not invest directly in companies that comprise the Q100 Index.

●	Fund shareholders are not entitled to any dividends paid by any companies that comprise the Q100 Index.

See “Additional Information about the Funds” for additional information regarding the Q100 Index.

The Fund’s Use of Q100 Index Option Contracts

As part of the Fund’s strategy, the Fund will purchase exchange-traded put option contracts that are based on the value of the Q100 Index. The Fund intends to invest only in cash-settled options, which means the holder of the option does not receive securities when the option is exercised. Instead, any payments are made in cash. Under normal market conditions, each day, the Fund will invest in options to seek exposure to the Q100 Index in excess of the Fund’s net assets. If the value of the Q100 Index decreases, the Fund will exercise that day’s option contract and have the right to receive an amount of cash equal to the difference between the settlement price of the Q100 Index on the expiration date of the applicable option contract and the stated strike price. Because of the Fund’s exposure to the Q100 Index, the Fund will receive returns equal to a multiple of the inverse of the losses in value of the Q100 Index in excess of the stated strike price minus the premium paid for the options. The multiple that the Fund will achieve will vary based on the inverse exposure to the Q100 Index that the Fund is able to achieve by paying the option premium noted above. The Fund’s gains on a particular day will be equal to the amount of cash received upon settlement of the day’s options contracts minus the amount of the option premium. The level of inverse exposure that the Fund is able to achieve with a given premium depends on such factors as the price of the Q100 Index and its volatility, and the time remaining until the expiration date of the option contracts. Where the Q100 Index price settles at expiration at or above the strike price, and the Fund does not sell the options before their expiration, the Fund’s call options will expire worthless and the Fund will lose that day’s option premium.

Fund’s Return Profile vs the Q100 Index

For the reasons stated above, the Fund’s performance will differ from that of the Q100 Index. The performance differences will depend on, among other things, the value of the Q100 Index, changes in the price of the Q100 Index’s options contracts the Fund has purchased, and changes in the value of the U.S. Treasuries.

Fund Portfolio

The Fund’s principal holdings are described below:

DailyDeltaTM Q100 Downside Option Strategy ETF – Principal Holdings
Portfolio Holdings (All options are based on the value of the Q100 Index)	Investment Terms	Expected Target Maturity
Purchased put option contracts

The Fund will purchase put options with a strike price that is closest to the then-current value of the Q100 Index at the time of purchase.

If at the expiration of the option, the value of the Q100 Index has decreased below the strike price, and the Fund exercises the option, this will generate positive returns for the Fund to the extent the amount of cash received exceeds the option premium.

If, at the expiration of the option, the value of the Q100 Index has increased or remained at the strike price the option may expire worthless and the Fund may lose the entirety of its option premium.

One-day to one-week expiration dates
U.S. Treasury Securities and Cash	Multiple series of U.S. Treasury Bills supported by the full faith and credit of the U.S. government. They will generate income.	6-month to 2-year maturities

The market value of the cash and treasuries held by the Fund is expected to be approximately 90% of the Fund’s net assets.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus borrowings for investment purposes, in financial instruments and economic interests that provide exposure to the value of the Q100 Index. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value. The foregoing policy may be changed without shareholder approval upon 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

None of the Fund, the Trust, Kelly Strategic Management, LLC (the “Adviser”), Tidal Investments LLC (“Tidal” or the “Sub-Adviser”), or their respective affiliates makes any representation to you as to the performance of the Q100 Index.

THE FUND, TRUST, ADVISER, AND SUB-ADVISER ARE NOT AFFILIATED WITH, NOR ENDORSED BY, THE Q100 INDEX.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Index Positive Performance Risk. Positive performance of the Q100 Index will negatively impact the Fund. The performance of Q100 Index is subject to many factors that may contribute to it having positive performance. The Q100 Index’s performance may be positively affected by its underlying companies’ overall ability to develop and launch new products, growth of sales and delivery capabilities, or increases in consumer demand and reduced competition from existing competitors. In addition, the Q100 Index may benefit from positive market sentiment, unexpected developments inside an industry, or the global economy. In addition, the Q100 Index may be positively impacted by merger and acquisition activities. The Fund’s daily returns may be affected by many factors but will depend on the performance of the Q100 Index.

Referenced Index Risk. The Fund invests in options contracts that are based on the value of the Q100 Index (or on ETFs that track the Q100 Index’s performance). This subjects the Fund to certain of the same risks as if it owned shares of companies that comprised the Q100 Index or an ETF that tracks the Q100 Index, even though it does not. By virtue of the Fund’s investments in options contracts that are based on the value of the Q100 Index, the Fund may also be subject to the following risks:

Indirect Investment Risk. The Q100 Index is not affiliated with the Trust, the Fund, the Adviser, the Sub-Adviser, or their respective affiliates and is not involved with this offering in any way. Investors in the Fund will not have the right to receive dividends or other distributions or any other rights with respect to the companies that comprise the Q100 Index but will be subject to declines in the performance of the Q100 Index.

Index Trading Risk. The trading price of the Q100 Index may be highly volatile and could continue to be subject to wide fluctuations in response to various factors. The stock market in general has experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of companies.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the inverse value of the Index and the derivative, which may prevent the Fund from achieving its investment objective. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the value of the options contracts in which it invests are substantially influenced by the value of the Index. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. Additionally, purchasing an option subjects the buyer to the risk that the benefit received from exercising the option, if any, will not exceed the premium paid to purchase the option. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly move in the opposite direction of the value of the underlying instrument. However, prior to such date, the value of the option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain inverse exposure to the Index through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund will invest in exchange traded call options which are guaranteed for settlement by the Options Clearing Corporation (“OCC”). As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

NAV Erosion Risk Due to Options Expirations. When the Fund invests in options, there is a risk that they may expire worthless. A repeated occurrence of the Fund’s options expiring worthless may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

The table below provides an example of how the NAV of the Fund could be impacted in the event that the Fund’s options expired worthless for an extended period of time. The table below is for illustrative purposes only, and does not consider the Fund’s fees and expenses or the performance of the Fund’s other investments, such as U.S. Treasury securities. As such, the Fund’s actual performance in such a scenario as illustrated in the table would be different. The table assumes (i) a starting NAV for the Fund of $10 million, (ii) that each day, the maximum amount of options are purchased as allowed by the Fund’s strategy, and (iii) each day, all options purchased by the Fund expire worthless. Under the assumptions in this table, within 10 days, the Fund loses 69% of its value.

Day	Options Premium Paid	NAV
0	$ -	$ 10,000,000
1	$ 1,000,000	$ 9,000,000
2	$ 900,000	$ 8,100,000
3	$ 810,000	$ 7,290,000
4	$ 729,000	$ 6,561,000
4	$ 656,100	$ 5,904,900
5	$ 590,490	$ 5,314,410
6	$ 531,440	$ 4,782,970
7	$ 478,300	$ 4,304,670
8	$ 430,470	$ 3,874,200
9	$ 387,420	$ 3,486,780
10	$ 348,680	$ 3,138,110

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy will generally require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single index, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with inverse of the Index. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it timely distributes to Shareholders, provided that it satisfies certain source-of-income, diversification and distribution requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to U.S. federal income tax imposed at corporate rates, and a shareholder may be required to include in its income the amount of any distribution received from the Fund. To comply with the asset diversification requirements applicable to a RIC, the Fund will attempt to ensure that the value of its investments, including options, in a single issuer is never more than 25% of the total value of Fund assets at the close of any quarter. If the value of the Fund’s investments in a single issuer were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at http://dailydeltaetfs.com.

Management

Investment Adviser: Kelly Strategic Management, LLC (d/b/a Kelly Intelligence) serves as investment adviser to the Fund.

Investment Sub-Adviser:

Tidal Investments LLC serves as the investment sub-adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Jay Pestrichelli, Chief Trading Officer and Portfolio Manager for Tidal, has been a portfolio manager of the Fund since its inception in February 2025.

Kevin R. Kelly, Chief Executive Officer of the Adviser, has been a portfolio manager of the Fund since its inception in February 2025.

Gerry J. O’Donnell, Director of Capital Markets and Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since its inception in February 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at http://dailydeltaetfs.com.

Tax Information

Fund distributions generally are classified as ordinary income, qualified dividend income, or capital gains (or a combination), and includable in a shareholder’s income for U.S. federal income tax purposes, unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

SUMMARY INFORMATION

DailyDeltaTM SP500 Upside Option Strategy ETF - FUND SUMMARY

Investment Objective

The Fund’s primary investment objective is to seek capital appreciation. The Fund’s secondary investment objective is to limit single-day risk.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	1.35%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	1.35%

(1)	The Fund’s adviser will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses.
(2)	Based on estimated amounts for the current fiscal year.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$137	$428

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks long exposure to the daily upside, or increase in value of the S&P 500 Index (the “SP500 Index”), which is an index that is designed to track the performance of the 500 of the largest companies listed on stock exchanges in the United States. The Fund also seeks to limit daily downside risk to 10% or less of the Fund’s net asset value (“NAV”). The Fund seeks to achieve this objective by investing in cash settled exchange traded index options that are designed to track the daily changes in the value of the SP500 Index. The Fund intends to invest only in cash-settled options, which means the holder of the option does not receive securities when the option is exercised. Instead any payments are made in cash.

Purchasing Call Options. To enhance the Fund's potential returns, the Fund employs a strategy that involves purchasing exchange-traded, cash-settled index call options on the performance of the SP500 Index. These call options typically have a short time to expiration, such as one week or less, and in some cases, as little as one trading day. The Fund will purchase call options with a strike price that is closest to the then-current value of the SP500 Index at the time of purchase. See “Additional Information about the Funds” for general information about options contracts.

Under normal market conditions, the Fund expects to invest primarily in options contracts with daily expiry. In that case, on a daily basis, the Fund establishes new call positions and establishes new option loss limits, which is the maximum loss that the Fund can experience from its options positions on that day. That is, each trading day, the Fund spends an amount equal to up to ten percent of its NAV in option premiums to purchase short-term call options. The daily option loss limit is the amount spent on option premiums.

This approach is designed to produce positive performance (that exceeds that of the SP500 Index) on days when the SP500 Index has positive performance. In contrast, on days when the SP500 Index is flat or declines, the Fund may lose up to the full amount of that day’s option premium (up to 10% of the Fund’s NAV each day).

Under unusual or stressed market condition, such as during periods of unusual volatility, the Fund may invest in options contracts that expire in up to a week. In those circumstances, the Fund will establish new call positions and establish new option loss limits when the Fund’s options contracts expire.

●	U.S. Treasuries. The Fund will hold the remaining amount of the Fund’s NAV (e.g., approximately 90%) in short-term U.S. Treasury securities. During normal market conditions, the average portfolio effective duration for the Fund's investments in U.S. Treasury securities is expected to be approximately 6 months.

Why invest in the Fund?

●	The Fund seeks to generate greater positive returns than experienced by the SP500 Index (on days the SP500 Index’s value increases).

●	The Fund seeks to limit daily risk of its options positions to no more than 10% of the Fund’s NAV.

An investment in the Fund is not an investment in the SP500 Index, nor is the Fund an investment in a traditional passively managed index fund.

●	The Fund’s strategy is designed to produce positive performance that exceeds the appreciation of the SP500 Index on days when the SP500 Index has increased in value. The Fund’s options strategy will produce positive performance only to the extent that the cash received from the settlement of the options positions exceeds that day’s options premium.

●	The Fund’s options strategy is subject to potential losses, limited to the amount of that day’s option premium, if the SP500 Index decreases in value, does not change in value, or if the returns based on the appreciation of the SP500 Index do not exceed the value of the options premium. The Fund may also experience losses if its investments in Treasury securities decline in value.

●	The Fund does not invest directly in the SP500 Index.

●	The Fund does not invest directly in companies that comprise the SP500 Index.

●	Fund shareholders are not entitled to any dividends paid by any companies that comprise the SP500 Index.

See “Additional Information about the Funds” for additional information regarding the SP500 Index.

The Fund’s Use of SP500 Index Option Contracts

As part of the Fund’s strategy, the Fund will purchase exchange-traded call option contracts that are based on the value of the SP500 Index (or on passively managed ETFs that seek to track the SP500 Index’s performance). The Fund intends to invest only in cash-settled options, which means the holder of the option does not receive securities when the option is exercised. Instead, any payments are made in cash.

Under normal market conditions, each day, the Fund will invest in options to seek exposure to the SP500 Index in excess of the Fund’s net assets. If the value of the SP500 Index increases, the Fund will exercise that day’s option contract and have the right to receive an amount of cash equal to the difference between the settlement price of the SP500 Index on the expiration date of the applicable option contract and the stated strike price. Because of the Fund's exposure to the SP500 Index, the Fund will receive returns equal to a multiple of the appreciation of the value of the SP500 Index in excess of the stated strike price minus the premium paid for the options. The multiple that the Fund will achieve will vary based on the exposure to the SP500 Index that the Fund is able to achieve by paying the option premium noted above. The Fund’s gains on a particular day will be equal to the amount of cash received upon settlement of the day’s options contracts minus the amount of the option premium. The level of exposure that the Fund is able to achieve with a given premium depends on such factors as the price of the SP500 Index and its volatility, and the time remaining until the expiration date of the option contracts. Where the SP500 Index price settles at expiration at or below the strike price, and the Fund does not sell the options before their expiration, the Fund’s call options will expire worthless and the Fund will lose that day’s option premium.

Fund’s Return Profile vs the SP500 Index

For the reasons stated above, the Fund’s performance will differ from that of the SP500 Index. The performance differences will depend on, among other things, the value of the SP500 Index, changes in the price of the SP500 Index’s options contracts the Fund has purchased, and changes in the value of the U.S. Treasuries.

Fund Portfolio

The Fund’s principal holdings are described below:

DailyDeltaTM SP500 Upside Option Strategy ETF – Principal Holdings
Portfolio Holdings (All options are based on the value of the SP500 Index)	Investment Terms	Expected Target Maturity
Purchased call option contracts

The Fund will purchase call options with a strike price that is closest to the then-current value of the SP500 Index at the time of purchase.

If at the expiration of the option, the value of the SP500 Index has appreciated in excess of the strike price, and the Fund exercises the option, this will generate positive returns for the Fund to the extent the amount of cash received exceeds the option premium.

If at the expiration of the option the value of the SP500 Index has decreased or remained at the strike price, the option may expire worthless and the Fund may lose the entirety of its option premium.

One-day to one-week expiration dates
U.S. Treasury Securities and Cash	Multiple series of U.S. Treasury Bills supported by the full faith and credit of the U.S. government. They will generate income.	6-month to 2-year maturities

The market value of the cash and treasuries held by the Fund is expected to be approximately 90% of the Fund’s net assets.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus borrowings for investment purposes, in financial instruments and economic interests that provide exposure to the value of the SP500 Index. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value. The foregoing policy may be changed without shareholder approval upon 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

None of the Fund, the Trust, Kelly Strategic Management, LLC (the “Adviser”), Tidal Investments LLC (“Tidal” or the “Sub-Adviser”), or their respective affiliates makes any representation to you as to the performance of the SP500 Index.

THE FUND, TRUST, ADVISER, AND SUB-ADVISER ARE NOT AFFILIATED WITH, NOR ENDORSED BY, THE SP500 INDEX.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Referenced Index Risk. The Fund invests in options contracts that are based on the value of the SP500 Index (or on ETFs that track the SP500 Index’s performance). This subjects the Fund to certain of the same risks as if it owned shares of companies that comprised the SP500 Index or an ETF that tracks the SP500 Index, even though it does not. By virtue of the Fund’s investments in options contracts that are based on the value of the SP500 Index, the Fund may also be subject to the following risks:

Indirect Investment Risk. The SP500 Index is not affiliated with the Trust, the Fund, the Adviser, the Sub-Adviser, or their respective affiliates and is not involved with this offering in any way. Investors in the Fund will not have the right to receive dividends or other distributions or any other rights with respect to the companies that comprise the SP500 Index but will be subject to declines in the performance of the SP500 Index.

Index Trading Risk. The trading price of the SP500 Index may be highly volatile and could continue to be subject to wide fluctuations in response to various factors. The stock market in general has experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of companies.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the Index and the derivative, which may prevent the Fund from achieving its investment objective. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the value of the options contracts in which it invests are substantially influenced by the value of the Index. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. Additionally, purchasing an option subjects the buyer to the risk that the benefit received from exercising the option, if any, will not exceed the premium paid to purchase the option.

The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of the option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain exposure to the Index through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

NAV Erosion Risk Due to Options Expirations. When the Fund invests in options, there is a risk that they may expire worthless. A repeated occurrence of the Fund’s options expiring worthless may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

The table below provides an example of how the NAV of the Fund could be impacted in the event that the Fund’s options expired worthless for an extended period of time. The table below is for illustrative purposes only, and does not consider the Fund’s fees and expenses or the performance of the Fund’s other investments, such as U.S. Treasury securities. As such, the Fund’s actual performance in such a scenario as illustrated in the table would be different. The table assumes (i) a starting NAV for the Fund of $10 million, (ii) that each day, the maximum amount of options are purchased as allowed by the Fund’s strategy, and (iii) each day, all options purchased by the Fund expire worthless. Under the assumptions in this table, within 10 days, the Fund loses 69% of its value.

Day	Options Premium Paid	NAV
0	$ -	$ 10,000,000
1	$ 1,000,000	$ 9,000,000
2	$ 900,000	$ 8,100,000
3	$ 810,000	$ 7,290,000
4	$ 729,000	$ 6,561,000
4	$ 656,100	$ 5,904,900
5	$ 590,490	$ 5,314,410
6	$ 531,440	$ 4,782,970
7	$ 478,300	$ 4,304,670
8	$ 430,470	$ 3,874,200
9	$ 387,420	$ 3,486,780
10	$ 348,680	$ 3,138,110

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund will invest in exchange traded call options which are guaranteed for settlement by the Options Clearing Corporation (“OCC”). As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy will generally require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single index, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with inverse of the Index. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it timely distributes to Shareholders, provided that it satisfies certain source-of-income, diversification and distribution requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to U.S. federal income tax imposed at corporate rates, and a shareholder may be required to include in its income the amount of any distribution received from the Fund. To comply with the asset diversification requirements applicable to a RIC, the Fund will attempt to ensure that the value of its investments, including options, in a single issuer is never more than 25% of the total value of Fund assets at the close of any quarter. If the value of the Fund’s investments in a single issuer were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at http://dailydeltaetfs.com.

Management

Investment Adviser: Kelly Strategic Management, LLC (d/b/a Kelly Intelligence) serves as investment adviser to the Fund.

Investment Sub-Adviser:

Tidal Investments LLC serves as the investment sub-adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Jay Pestrichelli, Chief Trading Officer and Portfolio Manager for Tidal, has been a portfolio manager of the Fund since its inception in February 2025.

Kevin R. Kelly, Chief Executive Officer of the Adviser, has been a portfolio manager of the Fund since its inception in February 2025.

Gerry J. O’Donnell, Director of Capital Markets and Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since its inception in February 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at http://dailydeltaetfs.com.

Tax Information

Fund distributions generally are classified as ordinary income, qualified dividend income, or capital gains (or a combination), and includable in a shareholder’s income for U.S. federal income tax purposes, unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

DailyDeltaTM SP500 Downside Option Strategy ETF - FUND SUMMARY

Investment Objective

The Fund’s primary investment objective is to seek capital appreciation. The Fund’s secondary investment objective is to limit single-day risk.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	1.35%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	1.35%

(1)	The Fund’s adviser will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses.
(2)	Based on estimated amounts for the current fiscal year.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$137	$428

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks inverse exposure to the daily downside, or decrease in value of the S&P 500 Index (the “SP500 Index”), which is an index that is designed to track the performance of the 500 of the largest companies listed on stock exchanges in the United States. The Fund also seeks to limit daily downside risk to 10% or less of the Fund’s net asset value (“NAV”). The Fund seeks to achieve this objective by investing in cash settled exchange traded index options that are designed to track the inverse of the daily changes in the value of the SP500 Index. The Fund intends to invest only in cash-settled options, which means the holder of the option does not receive securities when the option is exercised. Instead, any payments are made in cash.

●	Purchasing Put Options.

To enhance the Fund's potential returns, the Fund employs a strategy that involves purchasing exchange-traded, cash-settled, index put options on the performance of the SP500 Index. These put options typically have a short time to expiration, such as one week or less, and in some cases, as little as one trading day. The Fund will purchase put options with a strike price that is closest to the then-current value of the SP500 Index at the time of purchase. See “Additional Information about the Funds” for general information about options contracts.

Under normal market conditions, the Fund expects to invest primarily in options contracts with daily expiry. In that case, on a daily basis, the Fund establishes new put positions and establishes new option loss limits, which is the maximum loss that the Fund can experience from its options positions on that day. That is, each trading day, the Fund spends an amount equal to up to ten percent of its NAV in option premiums to purchase short-term put options. The daily option loss limit is the amount spent on option premiums.

This approach is designed to produce positive performance (that exceeds the inverse of the losses in value experienced by the SP500 Index) on days when the SP500 Index loses value. In contrast, on days when the SP500 Index is flat or is positive, the Fund may lose up to the full amount of that day’s option premium (up to 10% of the Fund’s NAV each day).

Under unusual or stressed market condition, such as during periods of unusual volatility, the Fund may invest in options contracts that expire in up to a week. In those circumstances, the Fund will establish new call positions and establish new option loss limits when the Fund’s options contracts expire.

U.S. Treasuries. The Fund will hold the remaining amount of the Fund’s NAV (e.g., approximately 90%) in short-term U.S. Treasury securities. During normal market conditions, the average portfolio effective duration for the Fund’s investments in U.S. Treasury securities is expected to be approximately 6 months.

Why invest in the Fund?

●	The Fund seeks to generate greater positive returns than the inverse of losses in value experienced by the SP500 Index (on days the SP500 Index loses value).

●	The Fund seeks to limit daily risk of its options positions to no more than 10% of the Fund’s NAV.

An investment in the Fund is not an investment in the SP500 Index, nor is the Fund an investment in a traditional passively managed index fund.

●	The Fund’s strategy is designed to produce positive returns that exceed the inverse of the losses in value experienced by the SP500 Index if the SP500 Index decreases in value. The Fund’s options strategy will produce positive performance only to the extent that the cash received from the settlement of the options positions exceeds that day’s options premium.

●	The Fund’s options strategy is subject to potential losses, limited to the amount of that day’s option premium, if the SP500 Index increases in value, does not change in value, or if the returns based on the decrease in value of the SP500 Index do not exceed the value of the options premium. The Fund may also experience losses if its investments in Treasury securities decline in value.

●	The Fund does not invest directly in the SP500 Index.

●	The Fund does not invest directly in companies that comprise the SP500 Index.

●	Fund shareholders are not entitled to any dividends paid by any companies that comprise the SP500 Index.

See “Additional Information about the Funds” for additional information regarding the SP500 Index.

The Fund’s Use of SP500 Index Option Contracts

As part of the Fund’s strategy, the Fund will purchase exchange traded put option contracts that are based on the value of the SP500 Index. The Fund intends to invest only in cash-settled options, which means the holder of the option does not receive securities when the option is exercised. Instead, any payments are made in cash. Under normal market conditions, each day, the Fund will invest in options to seek exposure to the SP500 Index in excess of the Fund’s net assets.

If the value of the SP500 Index decreases , the Fund will exercise that day’s option contract and have the right to receive an amount of cash equal to the difference between the settlement price of the SP500 Index on the expiration date of the applicable option contract and the stated strike price. Because of the Fund’s exposure to the SP500 Index, the Fund will receive returns equal to a multiple of the inverse of the losses in value of the SP500 Index in excess of the stated strike price minus the premium paid for the options. The multiple that the Fund will achieve will vary based on the inverse exposure to the SP500 Index that the Fund is able to achieve by paying the option premium noted above. The Fund’s gains on a particular day will be equal to the amount of cash received upon settlement of the day’s options contracts minus the amount of the option premium. The level of inverse exposure that the Fund is able to achieve with a given premium depends on such factors as the price of the SP500 Index and its volatility, and the time remaining until the expiration date of the option contracts. Where the SP500 Index price settles at expiration at or above the strike price, and the Fund does not sell the options before their expiration, the Fund’s call options will expire worthless and the Fund will lose that day’s option premium.

Fund’s Return Profile vs the SP500 Index

For the reasons stated above, the Fund’s performance will differ from that of the SP500 Index. The performance differences will depend on, among other things, the value of the SP500 Index, changes in the price of the SP500 Index’s options contracts the Fund has purchased, and changes in the value of the U.S. Treasuries.

Fund Portfolio

The Fund’s principal holdings are described below:

DailyDeltaTM SP500 Downside Option Strategy ETF – Principal Holdings
Portfolio Holdings (All options are based on the value of the SP500)	Investment Terms	Expected Target Maturity
Purchased put option contracts

The Fund will purchase put options with a strike price that is closest to the then-current value of the SP500 Index at the time of purchase.

If at the expiration of the option, the value of the SP500 has decreased below the strike price, and the Fund exercises the option, this will generate positive returns for the Fund to the extent the amount of cash received exceeds the option premium.

If at the expiration of the option, the value of the SP500 has increased or remained at the strike price the option may expire worthless and the Fund may lose the entirety of its option premium.

One-day to one-week expiration dates
U.S. Treasury Securities and Cash	Multiple series of U.S. Treasury Bills supported by the full faith and credit of the U.S. government. They will generate income.	6-month to 2-year maturities

The market value of the cash and treasuries held by the Fund is expected to be approximately 90% of the Fund’s net assets.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus borrowings for investment purposes, in financial instruments and economic interests that provide exposure to the value of the SP500 Index. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value. The foregoing policy may be changed without shareholder approval upon 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

None of the Fund, the Trust, Kelly Strategic Management, LLC (the “Adviser”), Tidal Investments LLC (“Tidal” or the “Sub-Adviser”), or their respective affiliates makes any representation to you as to the performance of the SP500 Index.

THE FUND, TRUST, ADVISER, AND SUB-ADVISER ARE NOT AFFILIATED WITH, NOR ENDORSED BY, THE SP500 INDEX.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Index Positive Performance Risk. Positive performance of the SP500 Index will negatively impact the Fund. The performance of SP500 Index is subject to many factors that may contribute to it having positive performance. The SP500 Index’s performance may be positively affected by its underlying companies’ overall ability to develop and launch new products, growth of sales and delivery capabilities, or increases in consumer demand and reduced competition from existing competitors. In addition, the SP500 Index may benefit from positive market sentiment, unexpected developments inside an industry, or the global economy. In addition, the SP500 Index may be positively impacted by merger and acquisition activities. The Fund’s daily returns may be affected by many factors but will depend on the performance of the SP500 Index.

Referenced Index Risk. The Fund invests in options contracts that are based on the value of the SP500 Index (or on ETFs that track the SP500 Index’s performance). This subjects the Fund to certain of the same risks as if it owned shares of companies that comprised the SP500 Index or an ETF that tracks the SP500 Index, even though it does not. By virtue of the Fund’s investments in options contracts that are based on the value of the SP500 Index, the Fund may also be subject to the following risks:

Indirect Investment Risk. The SP500 Index is not affiliated with the Trust, the Fund, the Adviser, the Sub-Adviser, or their respective affiliates and is not involved with this offering in any way. Investors in the Fund will not have the right to receive dividends or other distributions or any other rights with respect to the companies that comprise the SP500 Index but will be subject to declines in the performance of the SP500 Index.

Index Trading Risk. The trading price of the SP500 Index may be highly volatile and could continue to be subject to wide fluctuations in response to various factors. The stock market in general has experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of companies.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the inverse value of the Index and the derivative, which may prevent the Fund from achieving its investment objective. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the value of the options contracts in which it invests are substantially influenced by the value of the Index. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. Additionally, purchasing an option subjects the buyer to the risk that the benefit received from exercising the option, if any, will not exceed the premium paid to purchase the option. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly move in the opposite direction of the value of the underlying instrument. However, prior to such date, the value of the option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain inverse exposure to the Index through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund will invest in exchange traded call options which are guaranteed for settlement by the Options Clearing Corporation (“OCC”). As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

NAV Erosion Risk Due to Options Expirations. When the Fund invests in options, there is a risk that they may expire worthless. A repeated occurrence of the Fund’s options expiring worthless may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

The table below provides an example of how the NAV of the Fund could be impacted in the event that the Fund’s options expired worthless for an extended period of time. The table below is for illustrative purposes only, and does not consider the Fund’s fees and expenses or the performance of the Fund’s other investments, such as U.S. Treasury securities. As such, the Fund’s actual performance in such a scenario as illustrated in the table would be different. The table assumes (i) a starting NAV for the Fund of $10 million, (ii) that each day, the maximum amount of options are purchased as allowed by the Fund’s strategy, and (iii) each day, all options purchased by the Fund expire worthless. Under the assumptions in this table, within 10 days, the Fund loses 69% of its value.

Day	Options Premium Paid	NAV
0	$ -	$ 10,000,000
1	$ 1,000,000	$ 9,000,000
2	$ 900,000	$ 8,100,000
3	$ 810,000	$ 7,290,000
4	$ 729,000	$ 6,561,000
4	$ 656,100	$ 5,904,900
5	$ 590,490	$ 5,314,410
6	$ 531,440	$ 4,782,970
7	$ 478,300	$ 4,304,670
8	$ 430,470	$ 3,874,200
9	$ 387,420	$ 3,486,780
10	$ 348,680	$ 3,138,110

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy will generally require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single index, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with inverse of the Index. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it timely distributes to Shareholders, provided that it satisfies certain source-of-income, diversification and distribution requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to U.S. federal income tax imposed at corporate rates, and a shareholder may be required to include in its income the amount of any distribution received from the Fund. To comply with the asset diversification requirements applicable to a RIC, the Fund will attempt to ensure that the value of its investments, including options, in a single issuer is never more than 25% of the total value of Fund assets at the close of any quarter. If the value of the Fund’s investments in a single issuer were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at http://dailydeltaetfs.com.

Management

Investment Adviser: Kelly Strategic Management, LLC (d/b/a Kelly Intelligence) serves as investment adviser to the Fund.

Investment Sub-Adviser:

Tidal Investments LLC serves as the investment sub-adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Jay Pestrichelli, Chief Trading Officer and Portfolio Manager for Tidal, has been a portfolio manager of the Fund since its inception in February 2025.

Kevin R. Kelly, Chief Executive Officer of the Adviser, has been a portfolio manager of the Fund since its inception in February 2025.

Gerry J. O’Donnell, Director of Capital Markets and Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since its inception in February 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at http://dailydeltaetfs.com.

Tax Information

Fund distributions generally are classified as ordinary income, qualified dividend income, or capital gains (or a combination), and includable in a shareholder’s income for U.S. federal income tax purposes, unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

SUMMARY INFORMATION

DailyDeltaTM R2000 Upside Option Strategy ETF - FUND SUMMARY

Investment Objective

The Fund’s primary investment objective is to seek capital appreciation. The Fund’s secondary investment objective is to limit single-day risk.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	1.35%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	1.35%

(1)	The Fund’s adviser will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses.
(2)	Based on estimated amounts for the current fiscal year.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$137	$428

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks long exposure to the daily upside, or increase in value of the Russell 2000 Index (the “R2000 Index”), which is an index that is designed to track the performance of the smallest 2,000 stocks in the Russell 3000 Index. The Fund also seeks to limit daily downside risk to 10% or less of the Fund’s net asset value (“NAV”). The Fund seeks to achieve this objective by investing in cash settled exchange traded index options that are designed to track the daily changes in the value of the R2000 Index. The Fund intends to invest only in cash-settled options, which means the holder of the option does not receive securities when the option is exercised. Instead any payments are made in cash.

Purchasing Call Options.

To enhance the Fund's potential returns, the Fund employs a strategy that involves purchasing exchange-traded, cash-settled index call options on the performance of the R2000 Index. These call options typically have a short time to expiration, such as one week or less, and in some cases, as little as one trading day. The Fund will purchase call options with a strike price that is closest to the then-current value of the R2000 Index at the time of purchase. See “Additional Information about the Funds” for general information about options contracts.

Under normal market conditions, the Fund expects to invest primarily in options contracts with daily expiry. In that case, on a daily basis, the Fund establishes new call positions and establishes new option loss limits, which is the maximum loss that the Fund can experience from its options positions on that day. That is, each trading day, the Fund spends an amount equal to up to ten percent of its NAV in option premiums to purchase short-term call options. The daily option loss limit is the amount spent on option premiums.

This approach is designed to produce positive performance (that exceeds that of the R2000 Index) on days when the R2000 Index has positive performance. In contrast, on days when the R2000 Index is flat or declines, the Fund may lose up to the full amount of that day’s option premium (up to 10% of the Fund’s NAV each day).

Under unusual or stressed market condition, such as during periods of unusual volatility, the Fund may invest in options contracts that expire in up to a week. In those circumstances, the Fund will establish new call positions and establish new option loss limits when the Fund’s options contracts expire.

●	U.S. Treasuries. The Fund will hold the remaining amount of the Fund’s NAV (e.g., approximately 90%) in short-term U.S. Treasury securities. During normal market conditions, the average portfolio effective duration for the Fund’s investments in U.S. Treasury securities is expected to be approximately 6 months.

Why invest in the Fund?

●	The Fund seeks to generate greater positive returns than experienced by the R2000 Index (on days the R2000 Index’s value increases).

●	The Fund seeks to limit daily risk of its options positions to no more than 10% of the Fund’s NAV.

An investment in the Fund is not an investment in the R2000 Index, nor is the Fund an investment in a traditional passively managed index fund.

●	The Fund’s strategy is designed to produce positive performance that exceeds the appreciation of the R2000 Index on days when the R2000 Index has increased in value. The Fund’s options strategy will produce positive performance only to the extent that the cash received from the settlement of the options positions exceeds that day’s options premium.

●	The Fund’s options strategy is subject to potential losses, limited to the amount of that day’s option premium, if the R2000 Index decreases in value, does not change in value, or if the returns based on the appreciation of the R2000 Index do not exceed the value of the options premium. The Fund may also experience losses if its investments in Treasury securities decline in value.

●	The Fund does not invest directly in the R2000 Index.

●	The Fund does not invest directly in companies that comprise the R2000 Index.

●	Fund shareholders are not entitled to any dividends paid by any companies that comprise the R2000 Index.

See “Additional Information about the Funds” for additional information regarding the R2000 Index.

The Fund’s Use of R2000 Index Option Contracts

As part of the Fund’s strategy, the Fund will purchase exchange-traded call option contracts that are based on the value of the R2000 Index (or on passively managed ETFs that seek to track the R2000 Index’s performance). The Fund intends to invest only in cash-settled options, which means the holder of the option does not receive securities when the option is exercised. Instead, any payments are made in cash.

Under normal market conditions, each day, the Fund will invest in options to seek exposure to the R2000 Index in excess of the Fund’s net assets. If the value of the R2000 Index increases, the Fund will exercise that day’s option contract and have the right to receive an amount of cash equal to the difference between the settlement price of the R2000 Index on the expiration date of the applicable option contract and the stated strike price. Because of the Fund’s exposure to the R2000 Index, the Fund will receive returns equal to a multiple of the appreciation of the value of the R2000 Index in excess of the stated strike price minus the premium paid for the options. The multiple that the Fund will achieve will vary based on the exposure to the R2000 Index that the Fund is able to achieve by paying the option premium noted above. The Fund’s gains on a particular day will be equal to the amount of cash received upon settlement of the day’s options contracts minus the amount of the option premium. The level of exposure that the Fund is able to achieve with a given premium depends on such factors as the price of the R2000 Index and its volatility, and the time remaining until the expiration date of the option contracts. Where the R2000 Index price settles at expiration at or below the strike price, and the Fund does not sell the options before their expiration, the Fund’s call options will expire worthless and the Fund will lose that day’s option premium.

Fund’s Return Profile vs the R2000 Index

For the reasons stated above, the Fund’s performance will differ from that of the R2000 Index. The performance differences will depend on, among other things, the value of the R2000 Index, changes in the price of the R2000 Index’s options contracts the Fund has purchased, and changes in the value of the U.S. Treasuries.

Fund Portfolio

The Fund’s principal holdings are described below:

DailyDeltaTM R2000 Upside Option Strategy ETF – Principal Holdings
Portfolio Holdings (All options are based on the value of the R2000 Index)	Investment Terms	Expected Target Maturity
Purchased call option contracts

The Fund will purchase call options with a strike price that is closest to the then-current value of the R2000 Index at the time of purchase.

If at the expiration of the option, the value of the R2000 Index has appreciated in excess of the strike price, and the Fund exercises the option, this will generate positive returns for the Fund to the extent the amount of cash received exceeds the option premium.

If, at the expiration of the option the value of the R2000 Index has decreased or remained at the strike price, the option may expire worthless and the Fund may lose the entirety of its option premium.

One-day to one-week expiration dates
U.S. Treasury Securities and Cash	Multiple series of U.S. Treasury Bills supported by the full faith and credit of the U.S. government. They will generate income.	6-month to 2-year maturities

The market value of the cash and treasuries held by the Fund is expected to be approximately 90% of the Fund’s net assets.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus borrowings for investment purposes, in financial instruments and economic interests that provide exposure to the value of the R2000 Index. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value. The foregoing policy may be changed without shareholder approval upon 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

None of the Fund, the Trust, Kelly Strategic Management, LLC (the “Adviser”), Tidal Investments LLC (“Tidal” or the “Sub-Adviser”), or their respective affiliates makes any representation to you as to the performance of the R2000 Index.

THE FUND, TRUST, ADVISER, AND SUB-ADVISER ARE NOT AFFILIATED WITH, NOR ENDORSED BY, THE R2000 INDEX.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Referenced Index Risk. The Fund invests in options contracts that are based on the value of the R2000 Index (or on ETFs that track the R2000 Index’s performance). This subjects the Fund to certain of the same risks as if it owned shares of companies that comprised the R2000 Index or an ETF that tracks the R2000 Index, even though it does not. By virtue of the Fund’s investments in options contracts that are based on the value of the R2000 Index, the Fund may also be subject to the following risks:

Indirect Investment Risk. The R2000 Index is not affiliated with the Trust, the Fund, the Adviser, the Sub-Adviser, or their respective affiliates and is not involved with this offering in any way. Investors in the Fund will not have the right to receive dividends or other distributions or any other rights with respect to the companies that comprise the R2000 Index but will be subject to declines in the performance of the R2000 Index.

Index Trading Risk. The trading price of the R2000 Index may be highly volatile and could continue to be subject to wide fluctuations in response to various factors. The stock market in general has experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of companies.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the Index and the derivative, which may prevent the Fund from achieving its investment objective. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the value of the options contracts in which it invests are substantially influenced by the value of the Index. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. Additionally, purchasing an option subjects the buyer to the risk that the benefit received from exercising the option if any, will not exceed the premium paid to purchase the option.

The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of the option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain exposure to the Index through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

NAV Erosion Risk Due to Options Expirations. When the Fund invests in options, there is a risk that they may expire worthless. A repeated occurrence of the Fund’s options expiring worthless may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

The table below provides an example of how the NAV of the Fund could be impacted in the event that the Fund’s options expired worthless for an extended period of time. The table below is for illustrative purposes only, and does not consider the Fund’s fees and expenses or the performance of the Fund’s other investments, such as U.S. Treasury securities. As such, the Fund’s actual performance in such a scenario as illustrated in the table would be different. The table assumes (i) a starting NAV for the Fund of $10 million, (ii) that each day, the maximum amount of options are purchased as allowed by the Fund’s strategy, and (iii) each day, all options purchased by the Fund expire worthless. Under the assumptions in this table, within 10 days, the Fund loses 69% of its value.

Day	Options Premium Paid	NAV
0	$ -	$ 10,000,000
1	$ 1,000,000	$ 9,000,000
2	$ 900,000	$ 8,100,000
3	$ 810,000	$ 7,290,000
4	$ 729,000	$ 6,561,000
4	$ 656,100	$ 5,904,900
5	$ 590,490	$ 5,314,410
6	$ 531,440	$ 4,782,970
7	$ 478,300	$ 4,304,670
8	$ 430,470	$ 3,874,200
9	$ 387,420	$ 3,486,780
10	$ 348,680	$ 3,138,110

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund will invest in exchange traded call options which are guaranteed for settlement by the Options Clearing Corporation (“OCC”). As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy will generally require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on NSYE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single index, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with inverse of the Index. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it timely distributes to Shareholders, provided that it satisfies certain source-of-income, diversification and distribution requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to U.S. federal income tax imposed at corporate rates, and a shareholder may be required to include in its income the amount of any distribution received from the Fund. To comply with the asset diversification requirements applicable to a RIC, the Fund will attempt to ensure that the value of its investments, including options, in a single issuer is never more than 25% of the total value of Fund assets at the close of any quarter. If the value of the Fund’s investments in a single issuer were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at http://dailydeltaetfs.com.

Management

Investment Adviser: Kelly Strategic Management, LLC (d/b/a Kelly Intelligence) serves as investment adviser to the Fund.

Investment Sub-Adviser:

Tidal Investments LLC serves as the investment sub-adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Jay Pestrichelli, Chief Trading Officer and Portfolio Manager for Tidal, has been a portfolio manager of the Fund since its inception in February 2025.

Kevin R. Kelly, Chief Executive Officer of the Adviser, has been a portfolio manager of the Fund since its inception in February 2025.

Gerry J. O’Donnell, Director of Capital Markets and Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since its inception in February 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at http://dailydeltaetfs.com.

Tax Information

Fund distributions generally are classified as ordinary income, qualified dividend income, or capital gains (or a combination), and includable in a shareholder’s income for U.S. federal income tax purposes, unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

DailyDeltaTM R2000 Downside Option Strategy ETF - FUND SUMMARY

Investment Objective

The Fund’s primary investment objective is to seek capital appreciation. The Fund’s secondary investment objective is to limit single-day risk.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	1.35%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	1.35%

(1)	The Fund’s adviser will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses.
(2)	Based on estimated amounts for the current fiscal year.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$137	$428

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks inverse exposure to the daily downside, or decrease in value of the Russell 2000 Index (the “R2000 Index”), which is an index that is designed to track the performance of the smallest 2,000 stocks in the Russell 3000 Index. The Fund also seeks to limit daily downside risk to 10% or less of the Fund’s net asset value (“NAV”). The Fund seeks to achieve this objective by investing in cash settled exchange traded index options that are designed to track the inverse of the daily changes in the value of the R2000 Index. The Fund intends to invest only in cash-settled options, which means the holder of the option does not receive securities when the option is exercised. Instead, any payments are made in cash.

●	Purchasing Put Options.

To enhance the Fund's potential returns, the Fund employs a strategy that involves purchasing exchange-traded, cash-settled, index put options on the performance of the R2000 Index. These put options typically have a short time to expiration, such as one week or less, and in some cases, as little as one trading day. The Fund will purchase put options with a strike price that is closest to the then-current value of the R2000 Index at the time of purchase. See “Additional Information about the Funds” for general information about options contracts.

Under normal market conditions, the Fund expects to invest primarily in options contracts with daily expiry. In that case, on a daily basis, the Fund establishes new put positions and establishes new option loss limits, which is the maximum loss that the Fund can experience from its options positions on that day. That is, each trading day, the Fund spends an amount equal to up to ten percent of its NAV in option premiums to purchase short-term put options. The daily option loss limit is the amount spent on option premiums.

This approach is designed to produce positive performance (that exceeds the inverse of the losses in value experienced by the R2000 Index) on days when the R2000 Index loses value. In contrast, on days when the R2000 Index is flat or is positive, the Fund may lose up to the full amount of that day’s option premium (up to 10% of the Fund’s NAV each day).

Under unusual or stressed market condition, such as during periods of unusual volatility, the Fund may invest in options contracts that expire in up to a week. In those circumstances, the Fund will establish new call positions and establish new option loss limits when the Fund’s options contracts expire.

●	U.S. Treasuries. The Fund will hold the remaining amount of the Fund’s NAV (e.g., approximately 90%) in short-term U.S. Treasury securities. During normal market conditions, the average portfolio effective duration for the Fund’s investments in U.S. Treasury securities is expected to be approximately 6 months.

Why invest in the Fund?

●	The Fund seeks to generate greater positive returns than the inverse of losses in value experienced by the R2000 Index (on days the R2000 Index loses value).

●	The Fund seeks to limit daily risk of its options positions to no more than 10% of the Fund’s NAV.

An investment in the Fund is not an investment in the R2000 Index, nor is the Fund an investment in a traditional passively managed index fund.

●	The Fund’s strategy is designed to produce positive returns that exceed the inverse of the losses in value experienced by the R2000 Index if the R2000 Index decreases in value. The Fund’s options strategy will produce positive performance only to the extent that the cash received from the settlement of the options positions exceeds that day’s options premium.

●	The Fund’s options strategy is subject to potential losses, limited to the amount of that day’s option premium, if the R2000 Index increases in value, does not change in value, or if the returns based on the decrease in value of the R2000 Index do not exceed the value of the options premium. The Fund may also experience losses if its investments in Treasury securities decline in value.

●	The Fund does not invest directly in the R2000 Index.

●	The Fund does not invest directly in companies that comprise the R2000 Index.

●	Fund shareholders are not entitled to any dividends paid by any companies that comprise the R2000 Index.

See “Additional Information about the Funds” for additional information regarding the R2000 Index.

The Fund’s Use of R2000 Index Option Contracts

As part of the Fund’s strategy, the Fund will purchase exchange-traded put option contracts that are based on the value of the R2000 Index. The Fund intends to invest only in cash-settled options, which means the holder of the option does not receive securities when the option is exercised. Instead, any payments are made in cash. Under normal market conditions, each day, the Fund will invest in options to seek exposure to the R2000 Index in excess of the Fund’s net assets.

If the value of the R2000 Index decreases, the Fund will exercise that day’s option contract and have the right to receive an amount of cash equal to the difference between the settlement price of the R2000 Index on the expiration date of the applicable option contract and the stated strike price. Because of the Fund’s exposure to the R2000 Index, the Fund will receive returns equal to a multiple of the inverse of the losses in value of the R2000 Index in excess of the stated strike price minus the premium paid for the options. The multiple that the Fund will achieve will vary based on the inverse exposure to the R2000 Index that the Fund is able to achieve by paying the option premium noted above. The Fund’s gains on a particular day will be equal to the amount of cash received upon settlement of the day’s options contracts minus the amount of the option premium. The level of inverse exposure that the Fund is able to achieve with a given premium depends on such factors as the price of the R2000 Index and its volatility, and the time remaining until the expiration date of the option contracts. Where the R2000 Index price settles at expiration at or above the strike price, and the Fund does not sell the options before their expiration, the Fund’s call options will expire worthless and the Fund will lose that day’s option premium.

Fund’s Return Profile vs the R2000 Index

For the reasons stated above, the Fund’s performance will differ from that of the R2000 Index. The performance differences will depend on, among other things, the value of the R2000 Index, changes in the price of the R2000 Index’s options contracts the Fund has purchased, and changes in the value of the U.S. Treasuries.

Fund Portfolio

The Fund’s principal holdings are described below:

DailyDeltaTM R2000 Downside Option Strategy ETF – Principal Holdings
Portfolio Holdings (All options are based on the value of the R2000 Index)	Investment Terms	Expected Target Maturity
Purchased put option contracts

The Fund will purchase put options with a strike price that is closest to the then-current value of the R2000 Index at the time of purchase.

If at the expiration of the option, the value of the R2000 Index has decreased below the strike price, and the Fund exercises the option, this will generate positive returns for the Fund to the extent the amount of cash received exceeds the option premium.

If at the expiration of the option, the value of the R2000 Index has increased or remained at the strike price the option may expire worthless and the Fund may lose the entirety of its option premium.

One-day to one-week expiration dates
U.S. Treasury Securities and Cash	Multiple series of U.S. Treasury Bills supported by the full faith and credit of the U.S. government. They will generate income.	6-month to 2-year maturities

The market value of the cash and treasuries held by the Fund is expected to be approximately 90% of the Fund’s net assets.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus borrowings for investment purposes, in financial instruments and economic interests that provide exposure to the value of the R2000 Index. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value. The foregoing policy may be changed without shareholder approval upon 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

None of the Fund, the Trust, Kelly Strategic Management, LLC (the “Adviser”), Tidal Investments LLC (“Tidal” or the “Sub-Adviser”), or their respective affiliates makes any representation to you as to the performance of the R2000 Index.

THE FUND, TRUST, ADVISER, AND SUB-ADVISER ARE NOT AFFILIATED WITH, NOR ENDORSED BY, THE R2000 INDEX.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Index Positive Performance Risk. Positive performance of the R2000 Index will negatively impact the Fund. The performance of R2000 Index is subject to many factors that may contribute to it having positive performance. The R2000 Index’s performance may be positively affected by its underlying companies’ overall ability to develop and launch new products, growth of sales and delivery capabilities, or increases in consumer demand and reduced competition from existing competitors. In addition, the R2000 Index may benefit from positive market sentiment, unexpected developments inside an industry, or the global economy. In addition, the R2000 Index may be positively impacted by merger and acquisition activities. The Fund’s daily returns may be affected by many factors but will depend on the performance of the R2000 Index.

Referenced Index Risk. The Fund invests in options contracts that are based on the value of the R2000 Index (or on ETFs that track the R2000 Index’s performance). This subjects the Fund to certain of the same risks as if it owned shares of companies that comprised the R2000 Index or an ETF that tracks the R2000 Index, even though it does not. By virtue of the Fund’s investments in options contracts that are based on the value of the R2000 Index, the Fund may also be subject to the following risks:

Indirect Investment Risk. The R2000 Index is not affiliated with the Trust, the Fund, the Adviser, the Sub-Adviser, or their respective affiliates and is not involved with this offering in any way. Investors in the Fund will not have the right to receive dividends or other distributions or any other rights with respect to the companies that comprise the R2000 Index but will be subject to declines in the performance of the R2000 Index.

Index Trading Risk. The trading price of the R2000 Index may be highly volatile and could continue to be subject to wide fluctuations in response to various factors. The stock market in general has experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of companies.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the inverse value of the Index and the derivative, which may prevent the Fund from achieving its investment objective. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the value of the options contracts in which it invests are substantially influenced by the value of the Index. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. Additionally, purchasing an option subjects the buyer to the risk that the benefit received from exercising the option, if any, will not exceed the premium paid to purchase the option. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly move in the opposite direction of the value of the underlying instrument. However, prior to such date, the value of the option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain inverse exposure to the Index through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund will invest in exchange traded call options which are guaranteed for settlement by the Options Clearing Corporation (“OCC”). As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

NAV Erosion Risk Due to Options Expirations. When the Fund invests in options, there is a risk that they may expire worthless. A repeated occurrence of the Fund’s options expiring worthless may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

The table below provides an example of how the NAV of the Fund could be impacted in the event that the Fund’s options expired worthless for an extended period of time. The table below is for illustrative purposes only, and does not consider the Fund’s fees and expenses or the performance of the Fund’s other investments, such as U.S. Treasury securities. As such, the Fund’s actual performance in such a scenario as illustrated in the table would be different. The table assumes (i) a starting NAV for the Fund of $10 million, (ii) that each day, the maximum amount of options are purchased as allowed by the Fund’s strategy, and (iii) each day, all options purchased by the Fund expire worthless. Under the assumptions in this table, within 10 days, the Fund loses 69% of its value.

Day	Options Premium Paid	NAV
0	$ -	$ 10,000,000
1	$ 1,000,000	$ 9,000,000
2	$ 900,000	$ 8,100,000
3	$ 810,000	$ 7,290,000
4	$ 729,000	$ 6,561,000
4	$ 656,100	$ 5,904,900
5	$ 590,490	$ 5,314,410
6	$ 531,440	$ 4,782,970
7	$ 478,300	$ 4,304,670
8	$ 430,470	$ 3,874,200
9	$ 387,420	$ 3,486,780
10	$ 348,680	$ 3,138,110

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy will generally require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single index, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with inverse of the Index. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it timely distributes to Shareholders, provided that it satisfies certain source-of-income, diversification and distribution requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to U.S. federal income tax imposed at corporate rates, and a shareholder may be required to include in its income the amount of any distribution received from the Fund. To comply with the asset diversification requirements applicable to a RIC, the Fund will attempt to ensure that the value of its investments, including options, in a single issuer is never more than 25% of the total value of Fund assets at the close of any quarter. If the value of the Fund’s investments in a single issuer were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at http://dailydeltaetfs.com.

Management

Investment Adviser: Kelly Strategic Management, LLC (d/b/a Kelly Intelligence) serves as investment adviser to the Fund.

Investment Sub-Adviser:

Tidal Investments LLC serves as the investment sub-adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Jay Pestrichelli, Chief Trading Officer and Portfolio Manager for Tidal, has been a portfolio manager of the Fund since its inception in February 2025.

Kevin R. Kelly, Chief Executive Officer of the Adviser, has been a portfolio manager of the Fund since its inception in February 2025.

Gerry J. O’Donnell, Director of Capital Markets and Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since its inception in February 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at http://dailydeltaetfs.com.

Tax Information

Fund distributions generally are classified as ordinary income, qualified dividend income, or capital gains (or a combination), and includable in a shareholder’s income for U.S. federal income tax purposes, unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Objectives

Each Fund’s primary investment objective is to seek capital appreciation. Each Fund’s secondary investment objective is to limit single-day risk.

An investment objective is fundamental if it cannot be changed without the consent of the holders of a majority of the outstanding Shares. No Fund’s investment objective has been adopted as a fundamental investment policy and therefore each Fund’s investment objective may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of Strategic Trust (the “Trust”) and 60 days’ written notice to shareholders.

Principal Investment Strategies

There is no guarantee that each Fund’s investment strategy will be properly implemented, and an investor may lose some or all of their investment.

Each Fund’s NAV is dependent on the value of the Fund’s options contracts, which are based principally upon the price of the reference index and its volatility, and the time remaining until the expiration date of the option contracts.

Each Fund will invest significantly in short-term (6-month to 2-year) U.S. Treasury securities. U.S. Treasury securities are government debt instruments issued by the United States Department of the Treasury and are backed by the full faith and credit of the United States government. The Funds’ investments in U.S. Treasury securities contribute to the Funds’ performance.

Options Contracts

The following provides a high-level description of options contracts:

●	In general, an option contract gives the purchaser of the option contract the right to purchase (for a call option) or sell (for a put option) the underlying asset (like the value of the Index) at a specified price (the “strike price”).

●	An “option premium” is the price paid to acquire an options contract.

●	Options contracts must be exercised or traded to close within a specified time frame, or they expire worthless.

An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. A put or call option may be exercised at any time during the option period put and call options are traded on national securities exchanges and in the over the counter (“OTC”) market. The Funds will hold only exchange-traded option contracts.

Index options (or options on securities indices) give the option buyer the right to receive, upon exercise, a cash settlement amount instead of the securities included in the relevant index, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index on the relevant option expiration date and the exercise price of the call or put times a specified multiple (the multiplier), which determines the total dollar value for each point of such difference.

The Reference Indexes

Below is additional information about the indexes referenced by the option contracts purchased by the Funds. An investment in a Fund does not constitute an investment in the applicable index and the Funds’ performance is not benchmarked to an index. No index is affiliated with the Funds, the Trust, the Adviser, the Sub-Adviser or the Fund’s distributor.

Nasdaq 100 Index

The Q100 Index is a modified market capitalization-weighted index and includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market® based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, communication services, retail/wholesale trade and biotechnology. It does not contain securities of financial companies or investment companies. Each security must have been traded for at least three full months and have a minimum three-month average daily trading volume of 200,000 shares. The Index is reviewed on an annual basis in December.

S&P 500 Index

The SP500 is an index that measures large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and real estate investment trusts selected by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as domicile, investible weight factor, liquidity, market capitalization and financial viability. Changes to index composition are made on an as-needed basis. There is no scheduled reconstitution. Rather, changes in response to corporate actions and market developments can be made at any time. S&P publishes the S&P 500. The daily calculation of the current value of the S&P 500 is based on the relative value of the aggregate market value of the common stocks of 500 companies as of a particular time compared to the aggregate average initial market value of the common stocks of 500 similar companies at the time of the inception of the S&P 500. The 500 companies are not the 500 largest publicly traded companies and not all 500 companies are listed on the Exchange. Constituent selection is at the discretion of the Index Committee and is based on the eligibility criteria.

Russell 2000 Index

The R2000 measures the performance of approximately 2,000 small-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership.

Manager of Managers Structure

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to the Fund. The Trust and the Adviser have applied for exemptive relief from the SEC (the “Order”), which will permit the Adviser, on behalf of the Fund and subject to the approval of the Board, including a majority of the independent members of the Board, to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries (as defined in the 1940 Act) of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company (the “Manager-of-Managers Structure”). The Adviser has the ultimate responsibility for overseeing the Fund’s sub-advisers and recommending their hiring, termination and replacement, subject to oversight by the Board. Assuming the Order is granted, it will also provide relief from certain disclosure obligations with regard to sub-advisory fees. With this relief, the Fund may elect to disclose the aggregate fees payable to the Adviser and wholly-owned sub-advisers and the aggregate fees payable to unaffiliated sub-advisers and sub-advisers affiliated with Adviser or its parent company, other than wholly-owned sub-advisers. The Order will be subject to various conditions, including that the Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a new sub-adviser. The Fund may also rely on any other current or future laws, rules or regulatory guidance from the SEC or its staff applicable to the Manager-of-Managers Structure. The sole initial shareholder of the Fund has approved the operation of the Fund under a Manager-of-Managers Structure with respect to any affiliated or unaffiliated subadviser, including in the manner that is permitted by the Order.

The Manager-of-Managers Structure will enable the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager-of-Managers Structure will not permit management fees paid by the Fund to the Adviser to be increased without shareholder approval. Shareholders will be notified of any changes made to the Sub-Adviser or material changes to sub-advisory agreements within 90 days of the change. There is no assurance the Order will be granted.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. However, registered investment companies are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1) in recently adopted rules under the 1940 Act, subject to certain conditions. The Fund may rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest beyond the limits set forth in Section 12(d)(1) if the Fund satisfies certain conditions specified in Rule 12d1-4, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

Principal Risks of Investing in the Funds

There can be no assurance that the Funds will achieve their respective investment objective. The following information is in addition to, and should be read along with, the description of each Fund’s principal investment risks in the section titled “Fund Summary— Principal Investment Risks” above. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk is considered a “principal risk” of investing in the Funds, regardless of the order in which it appears.

As with any investment, there is a risk that you could lose all or a portion of your investment in a Fund. Some or all of these risks may adversely affect a Fund’s performance, NAV per share, trading price, yield, total return and/or ability to meet its investment objective. The risks below apply to each Fund as indicated in the following table. Additional information about each such risk and its potential impact on a Fund is set forth below the table.

	DailyDeltaTM Q100 Upside Option Strategy ETF	DailyDeltaTM Q100 Downside Option Strategy ETF	DailyDeltaTM SP500 Upside Option Strategy ETF	DailyDeltaTM SP500 Downside Option Strategy ETF	DailyDeltaTM R2000 Upside Option Strategy ETF	DailyDeltaTM R2000 Downside Option Strategy ETF
Counterparty Risk	X	X	X	X	X	X
Cyber Security Risk	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X
● Options Contracts	X	X	X	X	X	X
ETF Risks	X	X	X	X	X	X
● Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk	X	X	X	X	X	X
● Cash Redemption Risk	X	X	X	X	X	X
● Costs of Buying or Selling Shares	X	X	X	X	X	X
● Management Risk	X	X	X	X	X	X
● Shares May Trade at Prices Other Than NAV	X	X	X	X	X	X
General Market Risk	X	X	X	X	X	X
High Portfolio Turnover Risk	X	X	X	X	X	X
Index Positive Performance Risk		X		X		X
Inflation Risk	X	X	X	X	X	X
Liquidity Risk	X	X	X	X	X	X
NAV Erosion Risk Due to Options Expirations	X	X	X	X	X	X
New Fund Risk	X	X	X	X	X	X
Non-Diversification Risk	X	X	X	X	X	X
Operational Risk	X	X	X	X	X	X
Recent Market Events Risk	X	X	X	X	X	X
Referenced Index Risk	X	X	X	X	X	X
● Index Trading Risk	X	X	X	X	X	X
● Indirect Investment Risk	X	X	X	X	X	X
Tax Risk	X	X	X	X	X	X
U.S. Government and U.S. Agency Obligations Risk	X	X	X	X	X	X

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund will invest in exchange traded call options which are guaranteed for settlement by the OCC. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

Cyber Security Risk. The Funds are susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which a Fund invests or a Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, can also subject a Fund to many of the same risks associated with direct cyber security breaches. Although the Funds have established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers or third-party service providers.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the Index and the derivative, which may prevent the Fund from achieving its investment objective. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the value of the options contracts in which it invests are substantially influenced by the value of the Index. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. Additionally, purchasing an option subjects the buyer to the risk that the benefit received from exercising the option, if any, will not exceed the premium paid to purchase the option. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain exposure to the Index through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Funds have a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. Each Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, a Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, a Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, a Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on a Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of a Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as the Exchange, and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of a Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at market price that may be below, at or above a Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that are based on the value of an ETF, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, a Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in a Fund’s portfolio may perform differently in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

High Portfolio Turnover Risk. The Funds may actively and frequently trade all or a significant portion of the securities in its portfolio. A high portfolio turnover rate increases transaction costs, which may increase a Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Funds due to an increase in short-term capital gains.

Index Positive Performance Risk. Positive performance of the Q100 Index, SP500 Index, or R2000 Index (each, a “Reference Index”), as applicable, will negatively impact the Fund. The performance of a Reference Index is subject to many factors that may contribute to it having positive performance. Each Reference Index’s performance may be positively affected by its underlying companies’ overall ability to develop and launch new products, growth of sales and delivery capabilities, or increases in consumer demand and reduced competition from existing competitors. In addition, a Reference Index may benefit from positive market sentiment, unexpected developments inside an industry, or the global economy. In addition, a Reference Index may be positively impacted by merger and acquisition activities. The Fund’s daily returns may be affected by many factors but will depend on the performance of the relevant Reference Index.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single index, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with inverse of the Index. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

NAV Erosion Risk Due to Options Expirations. When the Fund invests in options, there is a risk that they may expire worthless. A repeated occurrence of the Fund’s options expiring worthless may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

The table below provides an example of how the NAV of the Fund could be impacted in the event that the Fund’s options expired worthless for an extended period of time. The table below is for illustrative purposes only, and does not consider the Fund’s fees and expenses or the performance of the Fund’s other investments, such as U.S. Treasury securities. As such, the Fund’s actual performance in such a scenario as illustrated in the table would be different. The table assumes (i) a starting NAV for the Fund of $10 million, (ii) that each day, the maximum amount of options are purchased as allowed by the Fund’s strategy, and (iii) each day, all options purchased by the Fund expire worthless. Under the assumptions in this table, within 10 days, the Fund loses 69% of its value.

Day	Options Premium Paid	NAV
0	$ -	$ 10,000,000
1	$ 1,000,000	$ 9,000,000
2	$ 900,000	$ 8,100,000
3	$ 810,000	$ 7,290,000
4	$ 729,000	$ 6,561,000
4	$ 656,100	$ 5,904,900
5	$ 590,490	$ 5,314,410
6	$ 531,440	$ 4,782,970
7	$ 478,300	$ 4,304,670
8	$ 430,470	$ 3,874,200
9	$ 387,420	$ 3,486,780
10	$ 348,680	$ 3,138,110

New Fund Risk. Each Fund is recently organized with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions. There can be no assurance that the Funds will grow to or maintain an economically viable size.

Non-Diversification Risk. Because each Fund is “non-diversified,” a Fund may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause a Fund’s overall value to decline to a greater degree than if such Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on such Fund’s performance.

Operational Risk. Each Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Funds’ service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a Fund’s ability to meet its investment objective. Although the Funds and the Funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic and related public health crisis, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, rising inflation, trade tensions, and the threat of tariffs imposed by the U.S. and other countries. In particular, the global spread of COVID-19 has resulted in disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Health crises and related political, social and economic disruptions caused by the spread of COVID-19 may also exacerbate other pre-existing political, social and economic risks in certain countries. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

Significant market volatility and market downturns may limit the Funds’ ability to sell securities and obtain long exposure to securities, and a Funds’ sales and long exposures may exacerbate the market volatility and downturn. Under such circumstances, a Fund may have difficulty achieving its investment objective for one or more trading days, which may adversely impact a Fund’s returns on those days and periods inclusive of those days. Alternatively, a Fund may incur higher costs in order to achieve its investment objective and may be forced to purchase and sell securities at market prices that do not represent their fair value or at times that result in differences between the price such Fund receives for the security and the market closing price of the security. Under those circumstances, a Fund’s ability to implement its investment strategy is likely to be adversely affected, the market price of Shares may reflect a greater premium or discount to NAV and bid-ask spreads in Shares may widen, resulting in increased transaction costs for secondary market purchasers and sellers.

Referenced Index Risk. The Fund invests in options contracts that are based on the value of a Reference Index (or in ETFs that track the corresponding Reference Index’s performance). This subjects the Fund to certain of the same risks as if it owned shares of companies that comprised the relevant Reference Index or an ETF that tracks the Reference Index, even though it does not. By virtue of the Fund’s investments in options contracts that are based on the value of the relevant Reference Index, the Fund may also be subject to the following risks:

Indirect Investment Risk. None of the Reference Indexes are affiliated with the Trust, the Fund, the Adviser, the Sub-Adviser, or their respective affiliates and none are involved with this offering in any way. Investors in the Fund will not have the right to receive dividends or other distributions or any other rights with respect to the companies that comprise a Reference Index but will be subject to declines in the performance of the relevant Reference Index.

Index Trading Risk. The trading price of each Reference Index may be highly volatile and could continue to be subject to wide fluctuations in response to various factors. The stock market in general has experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of companies.

Tax Risk. The Funds intend to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, each Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it timely distributes to Shareholders, provided that it satisfies certain source-of-income, diversification and distribution requirements of the Code. If a Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to U.S. federal income tax imposed at corporate rates, and a shareholder may be required to include in its income the amount of any distribution received from the Fund. To comply with the asset diversification requirements applicable to a RIC, each Fund will attempt to ensure that the value of its investments, including options, in a single issuer is never more than 25% of the total value of Fund assets at the close of any quarter. If the value of a Fund’s investments in a single issuer were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If a Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

U.S. Government and U.S. Agency Obligations Risk. The Funds may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

PORTFOLIO HOLDINGS

Information about each Fund’s daily portfolio holdings will be available on the Funds’ website at http://dailydeltaetfs.com.

A complete description of each Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the Fund’s SAI.

MANAGEMENT

Investment Adviser

The Adviser has overall responsibility for the general management and administration of the Trust and each of its separate investment portfolios. The Adviser is a registered investment adviser with offices located at 7887 East Belleview Avenue, Suite 1100, Denver, Colorado 80111. The Adviser has managed ETFs since 2021. The Adviser also arranges for transfer agency, custody, fund administration, securities lending and all other related services necessary for the Fund to operate. For its services, the Adviser receives a fee from each Fund which is a percentage of each Fund’s average daily net assets in the following amounts, calculated daily and paid monthly:

Advisory Fee
DailyDeltaTM Q100 Upside Option Strategy ETF	1.35%
DailyDeltaTM Q100 Downside Option Strategy ETF	1.35%
DailyDeltaTM SP500 Upside Option Strategy ETF	1.35%
DailyDeltaTM SP500 Downside Option Strategy ETF	1.35%
DailyDeltaTM R2000 Upside Option Strategy ETF	1.35%
DailyDeltaTM R2000 Downside Option Strategy ETF	1.35%

Under the Investment Advisory Agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Adviser has agreed to pay all expenses of each Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses.

The basis for the Board of Trustees’ approval of the Investment Advisory Agreement for each Fund will be in the Fund’s first Annual or Semi-Annual Report to Shareholders.

Investment Sub-Adviser

Tidal

Tidal Investments LLC, a Tidal Financial Group company, located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, is an SEC-registered investment adviser and a Delaware limited liability company. Tidal was founded in March 2012 and Tidal is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of October 31, 2024, Tidal had assets under management of approximately $23.36 billion and served as the investment adviser or sub-adviser for 176 registered funds. Tidal is jointly responsible for the day-to-day management of the Funds’ portfolios, including determining the securities purchased and sold by each Fund and trading portfolio securities for each Fund, subject to the supervision of the Adviser and the Board. For its services, Tidal is paid a fee by the Adviser, which fee is calculated daily and paid monthly, at an annual rate of 0.20% of each Fund’s average daily net assets.

The Sub-Adviser has agreed to assume a portion of the Adviser’s obligation to pay all expenses incurred by one or more of the Funds, except for the sub-advisory fees payable to the Sub-Adviser and other excluded expenses as described above. In addition to its sub-advisory fee, the Sub-Adviser may receive from the Adviser, in certain circumstances, a portion of the Adviser’s management fee in recognition of the risk it assumes in incurring the obligation to pay fund expenses as described above.

The basis for the Board of Trustees’ approval of the Sub-Advisory Agreement for each Fund will be in the Fund’s first Annual or Semi-Annual Report to Shareholders.

Portfolio Managers

The following individuals (each, a “Portfolio Manager”) have served as portfolio managers of each Fund since inception in February 2025. Mr. Pestrichelli is primarily responsible for the day-to-day management of each Fund, and Mr. Kelly and Mr. O’Donnell oversee trading and execution for the Fund.

Jay Pestrichelli, Portfolio Manager for Tidal

Mr. Pestrichelli joined Tidal in 2025 and is Chief Trading Officer of Tidal’s ETF Trading and Portfolio Management team. Mr. Pestrichelli has over 30 years of experience in the financial markets. Prior to joining Tidal, Mr. Pestrichelli co-founded ZEGA Financial, LLC (“ZEGA”) where he led the development and execution of ZEGA’s investment strategies since its inception in 2011. He is also the author of the best-selling book “Buy & Hedge: The Five Iron Rules for Investing Over the Long Term.” Prior to founding ZEGA, Mr. Pestrichelli spent 12 years managing and growing the online trading business for TD Ameritrade from 1999 to 2010. Mr. Pestrichelli has a Bachelor degree in Behavioral Science from Concordia College.

Kevin Kelly, Chief Executive Officer of the Adviser

Kevin Kelly has been Chief Executive Officer of the Adviser since 2021. He has also been Chief Executive Officer of Strategic Indexes, LLC since 2021 and of Benchmark Investments, LLC since 2017. Prior to that, he was Chief Investment Officer and Portfolio Manager of Recon Capital Partners, LLC and Horizons ETFs Management (US) LLC (formerly, Recon Capital Advisors, LLC) from 2011-2017.

Gerry O’Donnell, Director of Capital Markets and Portfolio Manager for the Adviser

Gerry O’Donnell has been Director of Capital Markets and Portfolio Manager for the Adviser since 2022. He has been an owner of GraySabre, a financial consultancy, since 2009, and was the Chief Executive Officer of Roberts & Ryan Investments Inc., a registered broker-dealer, from 2016 to 2021.

The Funds’ SAI provides additional information about each portfolio manager’s compensation structure, other accounts that each portfolio manager manages, and each portfolio manager’s ownership of Shares.

Fund Sponsors

The Adviser has entered into a fund sponsorship agreement with Tidal (the “Sponsor”) pursuant to which Tidal is a sponsor to the Funds. Under this arrangement, the Sponsor has agreed to provide financial support (as described below) to the Funds. Every month, the unitary management fees for the Funds are calculated and paid to the Adviser, and the Adviser retains a portion of the unitary management fees from the Funds. In return for its financial support for the Fund, the Adviser has agreed to pay (i) the Sponsor a portion of any remaining profits generated by unitary management fee for the Fund. If the amount of the unitary management fees for the Fund exceeds the Fund’s operating expenses and the Adviser-retained amount, that excess amount is considered “remaining profit.” In that case, the Adviser will pay a portion of the remaining profits to the Sponsor. Further, if the amount of the unitary management fee for the Fund is less than the Fund’s operating expenses and the Adviser-retained amount, the Sponsor is obligated to reimburse the Adviser for a portion of the shortfall.

ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES

The Funds issue and redeem Shares at NAV only in Creation Units. Only APs may acquire Shares directly from a Fund, and only APs may tender their Shares for redemption directly to a Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Each Fund’s shares are listed for secondary trading on the Exchange. When you buy or sell a Fund’s shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the shares. The Exchange is generally open Monday through Friday and is closed weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

NAV per share for a Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. NAV is determined each business day, normally as of the close of regular trading of the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m., Eastern time).

When determining NAV, the value of a Fund’s portfolio securities is based on market prices of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures. Fair value pricing may be used in a variety of circumstances, including, but not limited to, situations when the value of a security in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded but prior to the close of the Exchange (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security.

Determination of Net Asset Value

The NAV of each Fund’s Shares is calculated each day the New York Stock Exchange (the “NYSE”) is open for trading as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time (the “NAV Calculation Time”). If the NYSE closes before 4:00 p.m. Eastern Time, as it occasionally does, the NAV Calculation Time will be the time the NYSE closes. Each Fund’s NAV per share is calculated by dividing the Fund’s net assets by the number of Fund Shares outstanding.

In calculating its NAV, a Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.

Fair Value Pricing

The Board designated the Adviser as the “valuation designee” for the Fund under Rule 2a-5 of the 1940 Act subject to its oversight. The Adviser and the Trust have adopted procedures and methodologies fair value of Fund securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. Generally, when fair valuing a security, the valuation designee will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Adviser-approved valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the security upon the sale of such security.

Dividends and Distributions

Each Fund expects to pay out dividends, if any, on a quarterly basis. Nonetheless, a Fund may make more frequent dividend payments. Each Fund expects to distribute its net realized capital gains to investors annually. A Fund occasionally may be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Book Entry

Shares of each Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Funds.

Investors owning shares of a Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of in the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Frequent Purchases and Redemptions of Fund Shares

The Funds impose no restrictions on the frequency of purchases and redemptions of Fund Shares. In determining not to impose such restrictions, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with a Fund, are an essential part of the ETF process and help keep Fund share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Funds impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effective trades. In addition, each Fund and the Adviser reserves the right to reject any purchase order at any time.

ADDITIONAL TAX INFORMATION

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in a Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

Each Fund will elect and intends to qualify each year for treatment as a regulated investment company or "RIC". If a Fund meets certain minimum distribution requirements, a RIC is not subject to U.S. federal income tax on its ordinary income or capital gains that are timely distributed to shareholders. As a RIC, a Fund is subject to U.S. federal income tax imposed at corporate rates on any income or capital gains that are not timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC would result (if certain relief provisions were not available) in the income and gains of the Fund becoming subject to U.S. federal income tax at corporate rates and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when a Fund makes distributions, when you sell your Shares listed on the Exchange; and when you purchase or redeem Creation Units (APs only).

Taxes on Distributions

Each Fund intends to distribute, at least annually, substantially all of its investment company taxable income and net capital gains. For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gain and loss, and sales of assets held by the Fund for one year or less generally result in short-term capital gain and loss. Distributions of a Fund’s net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. A Fund’s investment strategy may limit the amount of distributions eligible for treatment as qualified dividend income in the hands of non-corporate shareholders or eligible for the dividends received deduction for corporate shareholders.

Shortly after the close of each calendar year, you will be informed of the amount and character of any distributions received from each Fund in which you invest.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gain (generally including capital gains distributions and capital gain realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to U.S. federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

Except as described below, if you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains from the sale or other disposition of your Shares generally are not subject to U.S. federal income tax, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if a tax treaty applies.

A Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Taxes When Fund Shares Are Sold

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares of a Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Shares. The ability to deduct capital losses may be limited.

The cost basis of Shares of a Fund acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the adjusted tax basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

A foreign shareholder will generally not be subject to U.S. tax on gains realized on sales or exchange of Fund Shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the shareholder is present in the United States for 183 days or more in a year and certain other conditions are met. All foreign shareholders should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

Creation and Redemption Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” (for an AP that does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Each Fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the respective Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. Each Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Each Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. A Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment company taxable income and/or capital gain or loss that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, a Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

The foregoing discussion summarizes some of the possible consequences under current U.S. federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. For more information, please see the section entitled “Federal Income Taxes” in the SAI and consult your tax advisor.

State and Local Taxes

Shareholders may also be subject to state and local taxes on income and gain attributable to your ownership of Fund Shares. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest earned by the Fund on U.S. government securities. You should consult your tax professional regarding the tax status of distributions in your state and locality.

DISTRIBUTION

The Distributor, Foreside Fund Services, LLC, is a broker-dealer registered with the U.S. Securities and Exchange Commission. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 500 Chesterfield Parkway, Malvern, Pennsylvania, 19355. The Distributor is not an affiliate of the Adviser.

The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No Rule 12b-1 fees are currently paid by any Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

PREMIUM/DISCOUNT INFORMATION

When available, information regarding how often Shares of a Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the applicable Fund can be found on the Funds’ website at http://dailydeltaetfs.com.

ADDITIONAL NOTICES

Shares of the Funds are not sponsored, endorsed, or promoted by the Exchange. The Exchange has no obligation or liability to owners of the shares of a Fund in connection with the administration, marketing, or trading of the shares of the Funds.

The Adviser, Sub-Adviser, and the Funds make no representation or warranty, express or implied, to the owners of Shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly.

SHAREHOLDER ACTIONS

The Second Amended and Restated Declaration of Trust (the “Declaration of Trust”) provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on a Fund’s Trustees. The Declaration of Trust details various information, certifications, undertakings and acknowledgments that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The Declaration of Trust further provides that shareholders owning Shares representing no less than a majority of a Fund’s outstanding shares must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by a Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for a Fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose. The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any Fund, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a Fund, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or a Fund, generally. Under the Declaration of Trust, a shareholder bringing a direct claim must be a shareholder of a Fund with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time. The Declaration of Trust further provides that a Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that a Fund is obligated to pay shall be calculated using reasonable hourly rates. These provisions do not apply to claims brought under the federal securities laws.

The Declaration of Trust also requires that actions by shareholders against a Fund be brought exclusively in a federal or state court located within the State of Delaware. Limiting shareholders’ ability to bring actions only in courts located in Delaware may cause shareholders economic hardship to litigate the action in those courts, including paying for traveling expenses of witnesses and counsel, requiring retaining local counsel, and may limit shareholders’ ability to bring a claim in a judicial forum that shareholders find favorable for disputes, which may discourage such actions.

FINANCIAL HIGHLIGHTS

This section would ordinarily include Financial Highlights for the Funds. The Financial Highlights tables are intended to help you understand the performance of each Fund for that Fund’s periods of operations. Because the Funds have not yet commenced operations as of the date of this Prospectus, no Financial Highlights are shown.

DailyDeltaTM Q100 Upside Option Strategy ETF (QUP)

DailyDeltaTM Q100 Downside Option Strategy ETF (QDWN)

DailyDeltaTM SP500 Upside Option Strategy ETF (SXUP)

DailyDeltaTM SP500 Downside Option Strategy ETF (SDWN)

DailyDeltaTM R2000 Upside Option Strategy ETF (RUP)

DailyDeltaTM R2000 Downside Option Strategy ETF (RDWN)

Adviser	Kelly Strategic Management, LLC (d/b/a Kelly Intelligence) 7887 East Belleview Avenue Suite 1100 Denver, Colorado 80111	Sub-Adviser	Tidal Investments LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101	Administrator	Strategic Services LLC 7887 East Belleview Avenue Suite 1100 Denver, Colorado 80111
Legal Counsel	Eversheds Sutherland (US) LLP 700 6th Street, N.W. Washington, DC 20001	Sub-Administrator and Fund Accountant	Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, Ohio 44115	Custodian and Transfer Agent	State Street Bank and Trust Company One Congress Street, Suite 1 Boston, MA 02114-2016

The Trust’s current SAI provides additional detailed information about the Fund. A current SAI dated February 21, 2025, as supplemented from time to time, is on file with the SEC and is herein incorporated by reference into this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders (when available). In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance after the first fiscal year the Fund is in operation. To make shareholder inquiries, please:

Call:	(855) 833-4222 Monday through Friday 8:00 a.m. – 5:00 p.m. (Central time)	Write:	Strategic Trust (Name of Fund) Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022
Visit:	http://dailydeltaetfs.com/

Shareholder reports and other information about the Fund are also available:

●	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
●	For a fee, by e-mail request to publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

(SEC Investment Company Act File No. 811-23793)

STRATEGIC TRUST

DailyDeltaTM Q100 Upside Option Strategy ETF (QUP)

DailyDeltaTM Q100 Downside Option Strategy ETF (QDWN)

DailyDeltaTM SP500 Upside Option Strategy ETF (SXUP)

DailyDeltaTM SP500 Downside Option Strategy ETF (SDWN)

DailyDeltaTM R2000 Upside Option Strategy ETF (RUP)

DailyDeltaTM R2000 Downside Option Strategy ETF (RDWN)

STATEMENT OF ADDITIONAL INFORMATION

February 21, 2025

This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the current Prospectus, as may be revised from time to time (“Prospectus”), for the exchange traded funds (“ETFs”) listed above (each a “Fund” and collectively the “Funds”), each a separate series of the Strategic Trust (the “Trust”). The current Prospectus for the Funds is dated February 21, 2025. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus for the Funds may be obtained, without charge, by calling (855) 833-4222, visiting http://dailydeltaetfs.com, or writing to Strategic Trust, 7887 East Belleview Ave., Suite 1100, Denver, CO 80111.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on June 21, 2021 and is authorized to issue multiple series or portfolios. The Trust is an open-end, management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). Each Fund’s ticker symbol appears on the cover of this SAI, and references to specific Funds in the sections below will refer to such Funds by their ticker symbol.

Each Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Investment Strategies and Risks” in this SAI.

Kelly Strategic Management, LLC (d/b/a Kelly Intelligence) (the “Adviser”) is the investment adviser to the Funds. Tidal Investments LLC (“Tidal” or the “Sub-Adviser”) serves as the investment sub-adviser to each of the Funds. Foreside Fund Services, LLC is the distributor (the “Distributor”) of the shares of the Funds.

The Funds issue and redeem Shares (“Shares”) at net asset value per share (“NAV”) only in large blocks of Shares (“Creation Units” or “Creation Unit Aggregations”). Currently, Creation Units generally consist of 10,000 Shares for each Fund, though this amount may change from time to time. These transactions are usually in exchange for designated amounts of cash. As a practical matter, only institutions or large investors (“Authorized Participants”) who have entered into agreements with the Distributor, can purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares of the Funds are not redeemable securities.

Shares of the Funds are listed on NYSE Arca, Inc. (the “Exchange”), as indicated on the cover of this SAI, and trade throughout the day on the Exchange and other secondary markets at market prices that may differ from NAV. As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the prices of Shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

INVESTMENT STRATEGIES AND RISKS

Each Fund’s investment objective, principal investment strategies and associated risks are described in the Funds’ Prospectus. The sections below supplement these principal investment strategies and risks and describe each Fund’s additional investment policies and the different types of investments that may be made by a Fund as a part of its non-principal investment strategies. With respect to each Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Each Fund intends to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. The Funds will invest their assets, and otherwise conduct their operations, in a manner that is intended to satisfy the qualifying income, diversification and distribution requirements necessary to establish and maintain RIC qualification under Subchapter M of the Code.

GENERAL RISKS

An investment in the Funds should be made with an understanding that the value of each Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in each Fund could lose money over short or long periods of time.

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An investment in the Funds should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of each Fund’s portfolio securities and therefore a decrease in the value of Shares of each Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although all of the equity securities in the Indexes are listed on major U.S. and non-U.S. stock exchanges, there can be no guarantee that a liquid market for such securities will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of each Fund’s Shares will be adversely affected if trading markets for each Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Recent Events.

Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and, in many cases, unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. The pandemic resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, and supply chain disruptions affecting the United States and many other countries. Some sectors of the economy and individual issuers experienced particularly large losses as a result of these disruptions. Although the immediate effects of the COVID-19 pandemic have dissipated, global markets and economies continue to contend with the ongoing and long-term impact of the COVID-19 pandemic and the resultant market volatility and economic disruptions. It is unknown how long events related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

Geopolitical tensions introduce uncertainty into global markets. Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber-attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth.

Similarly, escalations beginning in October 2023 of the ongoing Israel-Hamas conflict present a potential risk for wider conflict that could negatively affect financial markets due to a myriad of interconnected factors. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. For example, the Red Sea crisis has led to disruption of international maritime trade and the global supply chain, which has had a direct impact on countries and regions that rely on such routes for the supply of energy and/or food and companies that typically ship goods or receive components by way of the Red Sea. Additionally, the Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers. Furthermore, the U.S.’s diplomatic ties and commitments in the region mean that it might become more directly involved, either diplomatically or militarily, diverting attention and resources. These and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund, even if the Fund does not have direct exposure.

A discussion of some of the other risks associated with investments in the Funds is contained in the Funds’ Prospectus.

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Absence of a Prior Active Market. Although the Funds’ Shares are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for Fund Shares. There can be no assurance that a Fund will grow to or maintain an economically viable size, in which case such Fund may be required to liquidate.

Indexes. Shares of the Funds are not sponsored, endorsed, or promoted by any of the Indexes, which include the Nasdaq 100 Index, S&P 500 Index, and the Russell 2000 Index.

NON-DIVERSIFICATION

Each Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund and, therefore, those securities may constitute a greater portion of a Fund’s portfolio. This may have an adverse effect on a Fund’s performance or subject a Fund’s Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, a Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Code.

Although each Fund is non-diversified for purposes of the 1940 Act, each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a RIC for purposes of the Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of a Fund and may make it less likely that a Fund will meet its investment objectives. See “Federal Income Taxes” in this SAI for further discussion.

Cyber Security Risk

As the use of technology has become more prevalent in the course of business, the Funds may be more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cyber security risks may result in financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders; delays or mistakes in the calculation of a Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers (including, but not limited to, its investment adviser, its sub-adviser, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to a Fund or its shareholders. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

SPECIFIC INVESTMENT STRATEGIES

The following are descriptions of the Funds’ permitted investments and investment practices and the associated risk factors. A Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with a Fund’s investment objective and permitted by a Fund’s stated investment policies. In addition, certain of the techniques and investments discussed in this SAI are not principal strategies of the Funds as disclosed in the Prospectus, and while such techniques and investments are permissible for a Fund to utilize, such Fund is not required to utilize such non-principal techniques or investments.

The Funds will invest directly in options contacts, short-term U.S. Treasury securities, cash and cash equivalents. Under normal circumstances, exposure to any of the other instruments or investment practices listed below will be indirect though exposure to the Nasdaq 100 Index, the S&P 500 Index, and the Russell 2000 Index, as applicable (with respect to each Fund, its “Index” and, together, the “Indexes”).

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BORROWING. While the Funds do not intend to borrow for investment purposes, the Funds reserves the right to do so. Borrowing for investment purposes is a form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. The Funds also may enter into certain transactions, including reverse repurchase agreements, which can be viewed as constituting a form of leveraging by the Funds. Leveraging will exaggerate the effect on the net asset value per share (“NAV”) of the Funds of any increase or decrease in the market value of the Funds’ portfolio. Because substantially all of the Funds’ assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of the Funds will increase more when the Funds’ portfolio assets increase in value and decrease more when the Funds’ portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Generally, the Funds would use this form of leverage during periods when the Advisor believes that the Funds’ investment objective would be furthered.

The Funds also may borrow money to facilitate management of the Funds’ portfolio by enabling the Funds to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Funds promptly. As required by the 1940 Act, the Funds must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Funds’ assets should fail to meet this 300% coverage test, the Funds, within three days (not including Sundays and holidays), will reduce the amount of the Funds’ borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Funds’ total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. While the Funds do not anticipate doing so, the Funds are authorized to pledge (i.e., transfer a security interest in) portfolio securities in an amount up to one-third of the value of the Funds’ total assets in connection with any borrowing.

COMMERCIAL PAPER. The Funds may invest in high-quality, short-term commercial paper. Commercial paper is the term used to designate unsecured, short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days up to 270 days. The Funds may invest up to 20% of its net assets in commercial paper.

DERIVATIVE INSTRUMENTS. Generally, derivatives are financial instruments whose value depends on or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, credit, currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Some common types of derivatives include options, futures, forwards and swaps.

Derivative instruments may be used for “hedging,” to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the Adviser’s or a Sub-Adviser’s ability to gauge relevant market movements.

On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies as Rule 18f-4 under the 1940 Act (“Rule 18f-4”). Rule 18f-4 imposes limits on a fund’s derivatives transactions, eliminates the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments currently used by funds to comply with Section 18 of the 1940 Act and treats derivatives as senior securities. Under Rule 18f-4 a “derivatives transaction” includes, among other items, “any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument, under which a fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise.” In the judgement of the Adviser, the options contracts in which the Funds will invest are not “derivatives transactions” under Rule 18f-4.

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Options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the over the counter (“OTC”) market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of a Fund’s orders to close out open options positions.

Index Options. Index options (or options on securities indices) give the option buyer the right to receive, upon exercise, a cash settlement amount instead of the securities included in the relevant index, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index on the relevant option expiration date and the exercise price of the call or put times a specified multiple (the multiplier), which determines the total dollar value for each point of such difference.

Index options are subject to risks, including the risk of imperfect correlation between the option price and the value of the underlying assets composing the index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular asset, whether the Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of prices for specific underlying assets generally or, in the case of certain indexes, in an industry or market segment.

EQUITY SECURITIES. Equity securities, such as common stock, represent ownership interests in a company. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Investments in equity securities are subject to market risks, which may cause their prices to fluctuate over time. Further, fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.

While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•	Factors affecting an entire industry, such as increases in production costs; and

•	Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

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When-Issued Securities – A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When a Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership.

Types of Equity Securities:

Common Stocks — Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Preferred Stocks — Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Rights and Warrants — A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Smaller Companies — The securities of small- and mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- or mid-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning small- and mid-capitalization companies than for larger, more established companies. Small- and mid-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.

ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured investment companies, depositary receipts or other pooled investment vehicles. As shareholders of an ETF, the Funds will bear their pro rata portion of any fees and expenses of the ETFs. Although shares of ETFs are traded on an exchange, shares of certain ETFs may not be redeemable to the ETF. In addition, ETFs may trade at a price below their net asset value (also known as a discount).

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ETFs may be structured as broad based ETFs that invest in a broad group of stocks from different industries and market sectors; select sectors; or market ETFs that invest in debt securities from a select sector of the economy (e.g., Treasury securities) a single industry or related industries; other types of ETFs continue to be developed and the Funds may invest in them to the extent consistent with their investment objectives, policies and restrictions. The ETFs in which the Funds may invest are subject to the risks applicable to the types of securities and investments used by the ETFs.

ETFs may be actively managed or index-based. Actively managed ETFs are subject to management risk and may not achieve their objective if the ETF’s manager’s expectations regarding particular securities or markets are not met. An index based ETF’s objective is to track the performance of a specified index. Index based ETFs invest in a securities portfolio that includes substantially all of the securities in substantially the same amount as the securities included in the designated index. Because passively managed ETFs are designed to track an index, securities may be purchased, retained and sold at times when an actively managed ETF would not do so. As a result, shareholders of a Fund that invest in such an ETF can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if ETF were not fully invested in such securities. This risk is increased if a few component securities represent a highly concentrated weighting in the designated index.

Unless permitted by the 1940 Act or an order or rule issued by the SEC (see “Investment Companies” below for more information), the Funds’ investments in unaffiliated ETFs that are structured as investment companies as defined in the 1940 Act are subject to certain percentage limitations of the 1940 Act regarding investments in other investment companies. As a general matter, these percentage limitations currently require a Fund to limit its investments in any one issue of ETFs to 5% of the Fund’s total assets and 3% of the outstanding voting securities of the ETF issue. Moreover, a Fund’s investments in all ETFs may not currently exceed 10% of the Fund’s total assets under the 1940 Act, when aggregated with all other investments in investment companies. ETFs that are not structured as investment companies as defined in the 1940 Act are not subject to these percentage limitations.

FIXED INCOME SECURITIES. The Funds may invest in fixed income securities. Even though interest-bearing securities are investments that promise a stable stream of income, the prices of such securities are affected by changes in interest rates. In general, fixed income security prices rise when interest rates fall and fall when interest rates rise. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed, the Funds will consider all circumstances deemed relevant in determining whether to continue to hold the security.

Fixed income investments bear certain risks, including credit risk, or the ability of an issuer to pay interest and principal as they become due. Generally, higher yielding bonds are subject to more credit risk than lower yielding bonds. Interest rate risk refers to the fluctuations in value of fixed income securities resulting from the inverse relationship between the market value of outstanding fixed income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed income investments and a decline in interest rates will tend to increase their value.

Call risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life of, the security. Bonds are typically called when interest rates have declined because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. In the event of a bond being called, the Adviser or applicable Sub-Adviser may have to reinvest the proceeds in lower yielding securities to the detriment of the Funds.

Extension risk is the risk that an issuer may pay principal on an obligation slower than expected, having the effect of extending the average life and duration of the obligation. This typically happens when interest rates have increased.

Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years – the duration. Effective duration takes into account call features and sinking Fund prepayments that may shorten the life of a debt security. A number of factors, including changes in a central bank’s monetary policies or general improvements in the economy, may cause interest rates to rise. Fixed income securities with longer durations are more sensitive to interest rate changes than securities with shorter durations, making them more volatile. This means their prices are more likely to experience a considerable reduction in response to a rise in interest rates.

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When investing in fixed income securities, the Funds may purchase securities regardless of their rating, including fixed income securities rated below investment grade – securities rated below investment grade are often referred to as high yield securities or “junk bonds”. High yield securities or “junk bonds,” are usually issued by smaller, less credit-worthy and/or highly leveraged (indebted companies) and involve special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility, and may be less liquid than higher rated fixed income securities. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher rated securities. Fixed income securities rated in the lowest investment grade categories by the rating agencies may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment of principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case a Fund may lose its entire investment in the high yield security. In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield securities, and this may have an impact on a Fund’s ability to accurately value high yield securities and the Fund’s assets and on the Fund’s ability to dispose of the securities. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly traded market.

FIXED-INCOME SECURITIES RATINGS. Nationally recognized statistical rating organizations (together, rating agency) publish ratings based upon their assessment of the relative creditworthiness of rated fixed-income securities. Generally, a lower rating indicates higher credit risk, and higher yields are ordinarily available from fixed-income securities in the lower rating categories to compensate investors for the increased credit risk. Any use of credit ratings in evaluating fixed-income securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis completed at the time of the rating of the obligor’s ability to pay interest and repay principal, typically relying to a large extent on historical data. Rating agencies typically rely to a large extent on historical data which may not accurately represent present or future circumstances. Ratings do not purport to reflect to risk of fluctuations in market value of the fixed-income security and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a fixed-income obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including the arranger or issuer of the security that normally pays for that rating, and a low rating might affect future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating. Additionally, legislation has been enacted in an effort to reform rating agencies. The SEC has also adopted rules to require rating agencies to provide additional disclosure and reduce conflicts of interest, and further reform has been proposed. It is uncertain how such legislation or additional regulation might impact the ratings agencies business and the Adviser’s investment process.

Prepayment risk occurs when a fixed-income investment held by a Fund may be repaid in whole or in part prior to its maturity. The amount of prepayable obligations a Fund invests in from time to time may be affected by general business conditions, market interest rates, borrowers’ financial conditions and competitive conditions among lenders. In a period of declining interest rates, borrowers may repay investments more quickly than anticipated, reducing the yield to maturity and the average life of the relevant investment. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases a relevant investment at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such investments at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income. In a period of rising interest rates, prepayments of investments may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change an investment that was considered short- or intermediate-term at the time of purchase into a longer-term investment. Since the value of longer-term investments generally fluctuates more widely in response to changes in interest rates than short-term investments, maturity extension risk could increase the volatility of a Fund. When interest rates decline, the value of an investment with prepayment features may not increase as much as that of other fixed-income securities and, as noted above, changes in market rates of interest may accelerate or delay prepayments and thus affect maturities.

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ILLIQUID INVESTMENTS. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments, as such term is defined by Rule 22e-4 of the 1940 Act. A Fund may not invest in illiquid investments if, as a result of such investment, more than 15% of a Fund’s net assets would be invested in illiquid investments. Illiquid investments include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A, except for certain 144A bonds, will be monitored by the Fund on an ongoing basis. In the event that more than 15% of a Fund’s net assets are invested in illiquid investments, a Fund, in accordance with Rule 22e-4(b)(1(iv), will report the occurrence to both the Board and the SEC and seek to reduce its holdings of illiquid investments within a reasonable period of time. Pursuant to Rule 22e-4 under the 1940 Act, each Fund has adopted a liquidity risk management program to assess and manage its liquidity risk. This program is intended to reduce liquidity risk, but may not achieve the desired results. Analyses and judgments made under the program may be incorrect, and changes in market conditions, which may be rapid and unexpected, may adversely affect the program.

INVESTMENT COMPANIES. A Fund may invest in the securities of other investment companies, including money market funds and ETFs, subject to applicable limitations under Section 12(d)(1) of the 1940 Act and Rule 12d1-4 under the 1940 Act. Investing in another pooled vehicle exposes a Fund to all the risks of that pooled vehicle. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the “acquired company”) provided that such Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of a Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of a Fund) having an aggregate value in excess of 10% of the value of the total assets of a Fund. To the extent allowed by law or regulation, a Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

If a Fund invests in and, thus, is a shareholder of, another investment company, such Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by such Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including a Fund. The acquisition of Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act or as may be permitted by an exemptive order that permits registered investment companies to invest in a Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with a Fund regarding the terms of the investment.

A Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows such Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (a) the Fund, together with its affiliates, acquires no more than 3% of the outstanding voting stock of any acquired fund, and (b) the sales load charged on Shares is no greater than the limits set forth in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Additionally, s Fund may rely on exemptive relief issued by the SEC to other registered funds, including ETFs, or on Rule 12d1-4 under the 1940 Act to invest in such other funds in excess of the limits of Section 12(d)(1) if such Fund complies with the terms and conditions of such exemptive relief or rule.

LENDING PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1/3%) of the value of its total assets. The borrowers provide collateral that is maintained in an amount at least equal to the current value of the securities loaned. The Funds may terminate a loan at any time and obtain the return of the securities loaned. The Funds receive the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

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With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Funds are compensated by a fee paid by the borrower equal to a percentage of the value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending fund or through one or more joint accounts, money market funds, or other investment companies (including ETFs) which may include those managed by the Adviser.

The Funds may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

The Funds will generally seek to recall securities on loan to vote on matters if the result of the vote may materially affect the investment. However, in some circumstances the Funds may be unable to recall the securities in time to vote or may determine that the benefits to the Funds of voting are outweighed by the direct or indirect costs of such a recall. In these circumstances, loaned securities may be voted or not voted in a manner adverse to the best interests of the Funds.

MONEY MARKET INSTRUMENTS. The Funds may invest a portion of their assets in high-quality money market instruments or in money market mutual funds on an ongoing basis to provide liquidity or for other reasons. The instruments in which each Fund or money market mutual fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by Standard & Poor’s (“S&P”) or, if unrated, of comparable quality as determined by the Fund; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

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Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

U.S. GOVERNMENT SECURITIES. A Fund may invest in U.S. government securities to the extent consistent with its investment objective and strategies. Not all U.S. government obligations carry the same credit support. Although many U.S. government securities in which the fund may invest, such as those issued by Fannie Mae and Freddie Mac may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. Some, such as those of Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. The maximum potential liability of the issuers of some U.S. government securities held by the fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

As agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).

To the extent the Fund invests in debt instruments or securities of non-U.S. government entities that are backed by the full faith and credit of the United States, there is a possibility that such guarantee may be discontinued or modified at a later date.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008–2009 financial downturn.  Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.  A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due.  This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, S&P lowered its long term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. On August 2, 2019, following passage by Congress, the President of the United States signed the Bipartisan Budget Act of 2019, which suspends the statutory debt limit through July 31, 2021. Any controversy or ongoing uncertainty regarding the statutory debt limit negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected. Increased government spending in response to COVID-19 can cause the national debt to rise higher, which could heighten these associated risks.

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RISK OF INVESTING IN THE UNITED STATES. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Funds have exposure. A decrease in imports or exports, changes in trade regulations, and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or the imposition of U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure. The United States has developed increasingly strained relations with a number of foreign countries. If relations with certain countries continue to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

FUTURE DEVELOPMENTS. The Trust’s Board of Trustees (the “Board”) may, in the future, authorize a Fund to invest in securities contracts and investments other than those listed in this SAI and in the Fund’s Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.

INVESTMENT LIMITATIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Funds. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, each Fund may not:

1.	Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries, except that each Fund will have economic exposure that is concentrated to a similar extent as its respective Index. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.

3.	Lend any security or make any other loan, except to the extent permitted under the 1940 Act the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business.

5.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

6.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Funds observe the following restrictions, which may be changed without a shareholder vote.

1.	Under normal circumstances, each Fund will invest at least 80% of the value of its net assets, plus borrowings for investment purposes, in financial instruments and economic interests that provide exposure to the value of the Fund’s respective Index. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except with respect to the borrowing of money. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

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PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted a policy regarding the disclosure of information about each Fund’s security holdings. Each Fund’s entire portfolio holdings are publicly disseminated each day a Fund is open for business and may be available through financial reporting and news services, including publicly available internet web sites. In addition, the composition of the Deposit Securities (as defined below) is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Trust’s Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to Shares of a Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with the sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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MANAGEMENT OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series are overseen by a Board of Trustees. The Board elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.

Like most ETFs, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Sub-Adviser, the Distributor and the administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser, or applicable Sub-Adviser, is responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Board’s role in risk oversight begins before the inception of a Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser and the Sub-Adviser provide the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer (“CCO”), and other service providers such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which a Fund may be exposed.

The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Funds by the Adviser and the Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreements with the Adviser, and Sub-Advisory Agreements with the Sub-Adviser, the Board meets with the Adviser and/or Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Funds’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and the Fund’s investments, including, for example, portfolio holdings schedules.

The Trust’s CCO reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s CCO, provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and the Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of each Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Sub-Adviser, the CCO, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of each Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

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The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser, Sub-Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from a Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board and Officers of the Trust. There are three members of the Board of Trustees, two of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Kevin Kelly serves as Chairman of the Board. There is an Audit Committee of the Board that is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Audit Committee chair presides at the Committee meetings, participates in formulating agendas for Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Committee as set forth in its Board-approved charter. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of Funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

The Board of Trustees has two standing committees: the Audit Committee and Nominating/Governance Committee. Each Committee is chaired by an Independent Trustee and composed of Independent Trustees.

The Audit Committee is comprised of all of the Independent Trustees. The function of the Audit Committee is to review the scope and results of the annual audit of the Funds and any matters bearing on the audit or a Fund’s financial statements and to ensure the integrity of the Funds’ financial reporting. The Audit Committee also recommends to the Board of Trustees the annual selection of the independent registered public accounting firm for the Funds and it reviews and pre-approves audit and certain non-audit services to be provided by the independent registered public accounting firm. The Audit Committee met two times during the fiscal year ended August 31, 2024.

The Nominating/Governance Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees. The Committee meets on an as needed basis. The Nominating/Governance Committee will accept and review shareholder nominations for Trustees, which may be submitted to the Trust by sending the nomination to the Trust’s Secretary, c/o Strategic Trust, 7887 East Belleview Ave., Suite 1100, Denver, CO 80111. The Nominating/Governance Committee met one time during the fiscal year ended August 31, 2024.

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Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is Secretary c/o Strategic Trust, 7887 East Belleview Avenue, Suite 1100, Denver, Colorado 80111.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee During Past Five Years
Interested Trustee
Kevin Kelly Born: 1984	Trustee, Chairman, President, and Principal Executive Officer	Indefinite; Since 2021	Founder, CEO of Benchmark Investments, LLC	1	None
Independent Trustees
Matthew Patterson Born: 1971	Trustee	Indefinite; Since 2021	Attorney/Managing Director, Bryant Avenue Ventures LLC, 9/2016 – present, securities index provider Attorney/Managing Director, LadderRite Portfolios LLC, 8/2012 – present, securities index provider	1	None
Ethan Powell Born: 1975	Trustee	Indefinite; Since 2021	President and Founder of Impact Shares LLC (“Impact Shares”) (a registered investment advisor dedicated to building a platform to create better socially responsible investment solutions) since December 2015; Trustee of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland	1	Serves as
Independent
Chairman of the
Board of the
Highland Fund
Complex and the
NexPoint Credit
Strategies Fund
Complex
(collectively, 25
					funds) and is an Interested Trustee of Impact Shares Trust I (consisting of three portfolios)

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of each Fund’s shareholders. Additional considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve included the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on company boards (including public companies and, where relevant, other investment companies) and the boards of other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

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In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. In addition to the general considerations described above the Board also considered the following individual qualities when selecting each Trustee. The Trust has concluded that Mr. Kelly should serve as Trustee because of his significant portfolio management experience, including his service as Chief Investment Officer to Recon Capital Partners and his work in the investment management division of Goldman Sachs. The Trust has concluded that Mr. Powell should serve as Trustee given his significant experience in the financial industry and has significant executive experience as an officer of funds in the Highlands Fund Complex. The Trust has concluded that Mr. Patterson should serve as a Trustee on account of his significant experience in securities law and also his experience as an officer (e.g. secretary and assistant secretary) to various open- and closed-end fund trusts.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

Principal Officers of the Trust. The officers of the Trust conduct and supervise its daily business. The address of each Officer of the Trust is Secretary c/o Strategic Trust, 7887 East Belleview Avenue, Suite 1100, Denver, Colorado 80111.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Gregory Shinnick, Born: 1964	Chief Compliance Officer and AML Compliance Officer	Since 2024	Co-Founder, Decentralized Order Reporting Registry System (since 2023); Member of the Board of Managers and Co-Founder, Blue Ocean technologies (since 2016); Co-Founder and Managing Director, Blue Ocean ATS, LLC (2019-2022).
Jim Niemie, Born: 1981	Treasurer	Since 2023	Managing Partner, QRF Business Solutions (April 2023 to Present); Chief Executive Officer, Roberts & Ryan Investments Inc. (June 2018 to May 2022)
Conrad Sick, Born: 1961	Secretary	Since 2021	Principal/Owner - Valeo Companies (January 2000-Present)
Gerry J. O’Donnell, Born: 1970	Assistant Secretary	Since 2023	Capital Markets Director, Kelly Intelligence (2022 to Present); Owner and Consultant, GraySabre LLC (2009 to Present); Chief Executive Officer and Chief Operating Officer, Roberts & Ryan Investments Inc. (2016 to 2021)

Fund Shares Owned by Board Members. The Funds are required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares of the Funds and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of the date of this SAI, no Trustee or officer of the Trust owned Shares.

Board Compensation. Independent Trustees are paid by the Adviser from the unified management fee paid to the Adviser and not by the Funds. The Independent Trustees each receive an annual fee of $10,000, paid quarterly, as well as reimbursement for travel and other out-of-pocket expenses incurred in connection with attendance at Board meetings. The Trust has no pension or retirement plan. No officer, director or employee of the Adviser, including Interested Trustee, receives any compensation from the Funds for acting as a Trustee or officer of the Trust.

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The following table shows the compensation expected to be earned by each Trustee during the fiscal year ended August 31, 2025. Independent Trustee fees are paid by the Adviser from the unified management fees paid to the Adviser and not by the Funds. Trustee compensation does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Aggregate Compensation from the Trust	Total Compensation From Fund Complex Paid to Trustees
Interested Trustee
Kevin Kelly	$0	$0
Independent Trustees
Ethan Powell	$3,750	$3,750
Matt Patterson	$3,750	$3,750

Control Persons and Principal Holders of Securities. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. As of the date of this SAI, there were no shareholders of the Funds.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

Kelly Strategic Management, LLC (d/b/a Kelly Intelligence) serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Investment Advisory Agreement”). The Adviser is a limited liability company located at 7887 East Belleview Ave., Suite 1100, Denver, Colorado 80111. The Adviser is majority owned by Kevin Kelly.

Pursuant to the Investment Advisory Agreement, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. The Adviser also arranges for transfer agency, custody, fund administration and all other non-distribution-related services necessary for the Funds to operate. Each Fund pays the Adviser a fee equal to a percentage of the Fund’s average daily net assets, as follows:

Name of Fund	Management Fee
DailyDeltaTM Q100 Upside Option Strategy ETF	1.35%
DailyDeltaTM Q100 Downside Option Strategy ETF	1.35%
DailyDeltaTM SP500 Upside Option Strategy ETF	1.35%
DailyDeltaTM SP500 Downside Option Strategy ETF	1.35%
DailyDeltaTM R2000 Upside Option Strategy ETF	1.35%
DailyDeltaTM R2000 Downside Option Strategy ETF	1.35%

Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Funds (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses.

The Investment Advisory Agreement, with respect to the Funds, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board of Trustees of the Trust or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds, provided that in either event such continuance also is approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Funds, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of a Fund fail to approve the Investment Advisory Agreement, the Adviser may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

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The Investment Advisory Agreement with respect to the Funds is terminable without any penalty, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds, or by the Adviser, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for the Funds in the event Shares are no longer listed on a national securities exchange. The Investment Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

The Fund is new and has not paid management fees to the Adviser as of the date of this SAI.

Sub-Adviser

The Adviser has retained Tidal to serve as the sub-adviser for each Fund. Tidal is a Delaware limited liability company, located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204. Tidal is a registered investment adviser. Tidal is a Tidal Financial Group company.

Pursuant to the Sub-Advisory Agreement between the Adviser and Tidal (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for the day-to-day management of each Fund’s portfolio, including determining the securities purchased and sold for the Funds and trading portfolio securities on behalf of each Fund, subject to the supervision of the Adviser and the Board. For its services, Tidal is paid a fee by the Adviser, which fee is calculated daily and paid monthly, at an annual rate of 0.20% of each Fund’s average daily net assets

The Sub-Advisory Agreement was approved by the Trustees (including all the Independent Trustees) and the Adviser, as sole shareholder of the Fund, in compliance with the 1940 Act. The Sub-Advisory Agreement will continue in force for an initial period of two years. Thereafter, the Sub-Advisory Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose (unless approved in a virtual format deemed allowable by the Commission), of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty (i) by the Board, by the Adviser, or by a majority of the outstanding Shares of the Fund, upon 60 days’ written notice to the Sub-Adviser, or (ii) by Sub-Adviser on 90 days’ written notice to the Adviser and the Trust. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Fund is new, and therefore the Adviser has not paid sub-advisory fees to the Sub-Adviser as of the date of this SAI.

Manager-of-Managers Arrangement

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to the Funds. The Trust and the Adviser have applied for exemptive relief from the SEC (the “Order”), which will permit the Adviser, on behalf of the Funds and subject to the approval of the Board, including a majority of the independent members of the Board, to hire, and to modify any existing or future subadvisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries (as defined in the 1940 Act) of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company (the “Manager-of-Managers Structure”). The Adviser has the ultimate responsibility for overseeing a Funds’ sub-advisers and recommending their hiring, termination and replacement, subject to oversight by the Board. Assuming the Order is granted, it will also provide relief from certain disclosure obligations with regard to sub-advisory fees. With this relief, the Funds may elect to disclose the aggregate fees payable to the Adviser and wholly-owned sub-advisers and the aggregate fees payable to unaffiliated sub-advisers and sub-advisers affiliated with Adviser or its parent company, other than wholly-owned sub-advisers. The Order will be subject to various conditions, including that the Funds will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a new sub-adviser.

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The Funds may also rely on any other current or future laws, rules or regulatory guidance from the SEC or its staff applicable to the Manager-of-Managers Structure. The sole initial shareholder of the Funds has approved the operation of the Funds under a Manager-of-Managers Structure with respect to any affiliated or unaffiliated subadviser, including in the manner that is permitted by the Order.

The Manager-of-Managers Structure will enable the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Funds under the Manager-of-Managers Structure will not permit management fees paid by the Funds to the Adviser to be increased without shareholder approval. Shareholders will be notified of any changes made to the Sub-Adviser or material changes to sub-advisory agreements within 90 days of the change. There is no assurance the Order will be granted.

Portfolio Managers.

The portfolio managers each manage the following other accounts (collectively, the “Other Accounts”) as of December 31, 2024:

Jay Pestrichelli

Type of Accounts	Total Number of Accounts	Total Assets of Accounts	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	55	$9,334	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

Kevin Kelly

Type of Accounts	Total Number of Accounts	Total Assets of Accounts	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	2	$35,768,756	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

Gerry O’Donnell

Type of Accounts	Total Number of Accounts	Total Assets of Accounts	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	2	$35,768,756	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

Portfolio Managers Compensation. Mr. Pestrichelli is compensated by Tidal with a base salary and a profit sharing plan. Mr. Pestrichelli is an equity owner of Tidal and therefore benefits indirectly from the revenue generated from Tidal’s Sub-Advisory Agreement with the Adviser.

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Messrs. Kelly and O’Donnell are compensated by the Adviser in the form of base salary that is determined by the advisory fee revenue generated by the firm’s assets under management. Thus, their compensation is intended to be aligned with the interests of the firm’s clients, including the Fund and its investors. Messrs. Kelly and O’Donnell may also earn a bonus each year based on the profitability of the Adviser. No compensation is directly related to the performance of the underlying assets.

Portfolio Managers Fund Ownership. As of the date of this SAI, the portfolio managers did not beneficially own Shares.

Description of Material Conflicts of Interest. A portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his/her management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Fund. Therefore, a potential conflict of interest may arise as a result, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, each Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the applicable Sub-Adviser manages are fairly and equitably allocated.

Codes of Ethics. The Trust, the Adviser, and the Sub-Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser, and the Sub-Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics). Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Funds. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust, the Adviser, or the Sub-Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust, the Adviser, or the Sub-Adviser.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics is available on the SEC’s website at http://www.sec.gov.

Proxy Voting Policy. The Funds have delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with a Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”) and has engaged a third party proxy solicitation firm to assist with voting proxies in a timely manner. The Trust’s chief compliance officer is responsible for monitoring the effectiveness of the Proxy Voting Policies.

Under the Proxy Voting Policies, in the absence of specific voting guidelines from the client, the Adviser will vote proxies in the best interest of each particular client. The Adviser has adopted the proxy voting guidelines attached as Appendix A. They are designed to vote in a manner consistent with the Adviser’s investment decision making. The Adviser’s policy is to vote all proxies from a specific issuer the same way for each client, absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on our voting authority in the same manner that they may place such restrictions on the actual selection of account securities. Clients may direct the vote in a particular solicitation.

The Adviser will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services. The Adviser will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights. In reviewing proposals, the Adviser will further consider the opinion of management, the effect on management, the effect on shareholder value and the issuer’s business practices.

When available, information on how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (855) 833-4222 and (2) on the SEC’s website at www.sec.gov.

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THE ADMINISTRATOR, SUB-ADMINISTRATOR AND FUND ACCOUNTANT

ADMINISTRATOR

Strategic Services, LLC (“Strategic Services”), located at 7887 East Belleview Avenue, Suite 1100, Denver, Colorado 80111, serves as the Fund’s administrator. Strategic Services provides the Trust with, or arranges for, administrative and management services (other than investment advisory services) to be provided to the Trust and the Board. Pursuant to the Fund Administration Servicing Agreement, officers or employees of Strategic Services serve as the Trust’s principal executive officer and principal financial officer, Strategic Services coordinates the payment of Fund-related expenses, and Strategic Services manages the Trust’s relationships with its various service providers. As compensation for the services it provides, Strategic Services receives a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Strategic Services also is entitled to certain out-of-pocket expenses for the services mentioned above.

The Fund is new and the Adviser has not paid Strategic Services any fees for administrative services to the Fund as of the date of this SAI.

SUB-ADINISTRATOR

Ultimus Fund Solutions, LLC (“Ultimus” or the “Sub-Administrator”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s sub-administrator and fund accountant.

Pursuant to the ETF Sub-Administration Agreement between Strategic Services and Ultimus and the ETF Master Services Agreement between the Trust and Ultimus, Ultimus provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. In this capacity, Ultimus does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration and accounting services, Ultimus receives a fee based on each Fund’s average daily net assets, subject to a minimum annual fee. Ultimus also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.

The Fund is new and Strategic Services has not paid Ultimus any fees for administrative services to the Funds as of the date of this SAI.

THE CUSTODIAN AND TRANSFER AGENT

Pursuant to a Custody Agreement, State Street Bank and Trust Company (“State Street” or “Custodian”), One Congress Street, Boston, Massachusetts 02114, serves as the custodian of each Fund’s assets. The custodian holds and administers the assets in a Fund’s portfolios. Pursuant to the Custody Agreement, the custodian receives an annual fee based on each Fund’s average daily net assets, subject to a minimum annual fee and certain settlement charges. The custodian also is entitled to certain out-of-pocket expenses.

Pursuant to a Transfer Agency Agreement, State Street (in such capacity, the “Transfer Agent”) serves as Transfer Agent for the Funds. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee from the Adviser.

THE DISTRIBUTOR

The Trust and Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) (the “Distributor”), are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund and distributes Shares. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is Three Canal Plaza, 3rd Floor, Portland, Maine 04101.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

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Intermediary Compensation. The Adviser, Sub-Adviser, or their affiliates, out of their own resources and not out of the Funds’ assets (i.e., without additional cost to the Funds or their shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Funds, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Funds and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectus and they do not change the price paid by investors for the purchase of Fund Shares or the amount received by a shareholder as proceeds from the redemption of Fund Shares.

Such compensation may be paid to Intermediaries that provide services to the Funds, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser, Sub-Adviser, or their affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares of the Funds.

Distribution Plan. The Trust has adopted a Distribution Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No payments pursuant to the Plan are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by the Fund under the Plan may only be imposed after approval by the Board.

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that each Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, each Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of a Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of a Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of a Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of Shares, including the cost of providing (or paying others to provide) services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts; and (vi) such other services and obligations as are set forth in the Distribution Agreement.

LEGAL COUNSEL

Eversheds Sutherland (US) LLP, 700 6th Street, NW, Washington, DC, 20001, serves as legal counsel for the Trust. Blank Rome LLP, 1271 Avenue of the Americas New York, NY 10020 serves as legal counsel for the Independent Trustees.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for the Funds.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser and the Sub-Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Fund Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser and the Sub-Adviser owe a duty to the Funds to seek best execution on trades effected. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser and the Sub-Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute a Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute a Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units—Creation Transaction Fee” and “—Redemption Transaction Fee”, a Fund may determine to not charge a variable fee on certain orders when the Adviser or a Sub-Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of a Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to executed the Fund’s portfolio transactions in connection with such orders.

The Adviser and the Sub-Adviser may use a Fund’s assets for, or participate in, third party soft dollar arrangements, in addition to receiving proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser and the Sub-Adviser do not “pay up” for the value of any such proprietary research. Section 28(e) of the Exchange Act permits the Adviser and the Sub-Adviser, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser and the Sub-Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, a Fund may pay a broker commission higher than the lowest available commission in recognition of the broker’s provision of such services to the Adviser and the Sub-Adviser. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: 1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; 2) cause clients to engage in more securities transactions than would otherwise be optimal; and 3) only use brokers that provide soft dollar benefits.

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The Adviser and the Sub-Adviser face a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser and the Sub-Adviser are able to use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s and the Sub-Adviser’s expenses to the extent that the Adviser and the Sub-Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser and the Sub-Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser and the Sub-Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser and the Sub-Adviser, effectively cross subsidizing the other accounts managed by the Adviser and the Sub-Adviser that benefit directly from the product. The Adviser and the Sub-Adviser may not necessarily use all of the brokerage or research services in connection with managing a Fund whose trades generated the soft dollars used to purchase such products.

The Adviser and the Sub-Adviser are responsible, subject to oversight by the Board, for placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of a Fund and one or more other investment companies or clients supervised by the Adviser and the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser and the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

A Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

Brokerage with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, the Adviser, and a Sub-Adviser, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by a Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. Because the Fund is new, the Fund has not paid brokerage commissions to any registered broker-dealer affiliates of the Fund, the Adviser, the Sub-Adviser, or the Distributor as of the date of this SAI.

Securities of “Regular Broker-Dealers.” Each Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers and dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s Shares. The Funds have not been operational for a fiscal period, and therefore, have nothing to report regarding “regular broker dealers.”

Brokerage Commissions. The Funds are new and has not paid any brokerage commissions as of the date of this SAI.

Directed Brokerage. The Funds are also required to identify any brokerage transactions during their most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Funds. The Funds are new and has not paid any brokerage commissions as of the date of this SAI.

Portfolio Turnover. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. The Funds have not been operational for a fiscal period, and therefore have no portfolio turnover information to report.

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ADDITIONAL INFORMATION CONCERNING THE TRUST

The Declaration of Trust authorizes the issuance of an unlimited number of funds and Shares of each Fund. Each Share of each Fund represents an equal proportionate interest in any given Fund with any given Share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Funds. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. Each Fund’s Shares, when issued, are fully paid and non-assessable.

Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds of the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least 10% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Under the Declaration of Trust, the Trustees have the power to liquidate a Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

Role of the Depositary Trust Company (“DTC”). DTC acts as Securities Depository for the Shares of the Trust. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of which (and/or their representatives) own DTC. More specifically, DTC is a subsidiary of the Depository Trust and Clearing Corporation, which is owned by its member firms, including international broker dealers, correspondent and clearing banks, mutual fund companies and investment banks. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. No Beneficial Owner shall have the right to receive a certificate representing such Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form and number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

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The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue its service with respect to Shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, Director, partner, officer, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent provided by law and in the manner provided in the By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Trust issues and sells Shares of the Funds only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The NAV of a Fund’s Shares is calculated each Business Day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m., Eastern Time on each day that the New York Stock Exchange is open. The Funds will not issue fractional Creation Units. A “Business Day” is any day on which the New York Stock Exchange and Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposits. Each Fund has adopted policies and procedures governing the process of constructing baskets of Deposit Securities (defined below), Fund Securities (defined below) and/or cash, and acceptance of the same (the “Basket Procedures”). The consideration for purchase of a Creation Unit of a Fund generally consists of either: (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

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The Funds, through NSCC, will make available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposits (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposits are subject to any applicable adjustments as described below, to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund may be changed from time to time by the Adviser, in accordance with the Basket Procedures, with a view to the investment objective of a Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of a Fund’s Index, interest payments and corporate action events.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash.

Cash Purchase. The Trust may at its discretion permit full or partial cash purchases of Creation Units of a Fund. When full or partial cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Funds, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent and the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees and taxes.

All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for the Fund for orders to purchase Creation Units is expected to be 4:00 p.m. Eastern time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Funds in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

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On days when the Exchange closes earlier than normal, the Funds may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Funds’ investments are primarily traded is closed, the Funds will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Funds, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day, as designated in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. The “Settlement Date” for a Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the Order Placement Date provided that the order is placed in proper form prior to the applicable cut-off time and the Deposit Cash, as applicable, and the Cash Component in the appropriate amount are deposited with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or Deposit Cash, as applicable, and the Cash Component in the appropriate amount are not received on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Funds for losses, if any, resulting there from. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the required Deposit Securities (or the cash value thereof) have been delivered to the account of the Custodian (or sub-custodian, as applicable), the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the Funds for losses, if any, resulting from unsettled orders.

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Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Distributor with respect to a Fund including, without limitation, if (a) the order is not in proper form; or the Fund Deposit delivered does not consist of the securities the Custodian specified; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (d) the acceptance of a Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for each Fund is as follow regardless of the number of Creation Units created in the transaction:

Name of Fund	Transaction Fee
DailyDeltaTM Q100 Upside Option Strategy ETF	$100 cash / $150 in-kind
DailyDeltaTM Q100 Downside Option Strategy ETF	$100 cash / $150 in-kind
DailyDeltaTM SP500 Upside Option Strategy ETF	$100 cash / $150 in-kind
DailyDeltaTM SP500 Downside Option Strategy ETF	$100 cash / $150 in-kind
DailyDeltaTM R2000 Upside Option Strategy ETF	$100 cash / $150 in-kind
DailyDeltaTM R2000 Downside Option Strategy ETF	$100 cash / $150 in-kind

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The Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order. The fees discussed above may not be enough to cover the costs associated with the transaction. In this instance the costs would be borne by the Fund and would decrease the Fund’s net asset value.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Funds through the Transfer Agent and only on a Business Day. Redemption requests must be placed by or through an Authorized Participant. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust, in accordance with the Basket Procedures. With respect to in-kind redemptions of the Funds, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee as set forth below. In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

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Cash Redemption. Full or partial cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

Redemption Transaction Fee. A fixed redemption transaction fee, payable to a Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for each Fund is as follows:

Name of Fund	Transaction Fee
DailyDeltaTM Q100 Upside Option Strategy ETF	$100 cash / $150 in-kind
DailyDeltaTM Q100 Downside Option Strategy ETF	$100 cash / $150 in-kind
DailyDeltaTM SP500 Upside Option Strategy ETF	$100 cash / $150 in-kind
DailyDeltaTM SP500 Downside Option Strategy ETF	$100 cash / $150 in-kind
DailyDeltaTM R2000 Upside Option Strategy ETF	$100 cash / $150 in-kind
DailyDeltaTM R2000 Downside Option Strategy ETF	$100 cash / $150 in-kind

This is regardless of the number of Creation Units redeemed in the transaction. A Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if a Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Fund to their account or on their order.

Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.

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However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds by the Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. If neither the redeeming shareholder nor the Authorized Participant acting on behalf of such redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholders will be required to receive its redemption proceeds in cash.

The Trust may in its discretion, and in accordance with the Basket Procedures, exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, and in accordance with the Basket Procedures, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”), as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

Because the portfolio securities of the Fund may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their Shares, or to purchase or sell Shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Shares or determination of the NAV of Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NAV

Net asset value per Share for the Funds is computed by dividing the value of the net assets of a Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of a Fund is calculated by the Fund Services and determined at the close of the regular trading session on the New York Stock Exchange (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

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In calculating a Fund’s net asset value per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. The values of non-U.S. dollar denominated securities are converted to U.S. dollars using foreign currency exchange rates generally determined as of 3:00 p.m. Hong Kong time. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Each Fund intends to pay out dividends and interest income, if any, quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to improve index tracking for the Fund or to comply with the distribution requirements of the Code to preserve the Fund’s eligibility for treatment as a RIC, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Trust makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Funds, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Funds reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the Funds at NAV per Share. Distributions reinvested in additional Shares of the Funds will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

U.S. FEDERAL INCOME TAXES

The following is only a summary of certain U.S. federal income tax considerations generally affecting a Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

For purposes of this discussion, a “U.S. Shareholder” generally is a beneficial owner of a Share that is for U.S. federal income tax purposes: (i) a citizen or individual resident of the United States; (ii) a corporation (or other entity or arrangement treated as a corporation) organized in or under the laws of the United States or of any political subdivision thereof; (iii) a trust that is subject to the supervision of a court within the United States and the control of one or more U.S. persons or that has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or (iv) an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

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A “Non-U.S. Shareholder” is a beneficial owner of a Share that is neither a U.S. Shareholder nor a partnership for U.S. tax purposes.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Any partner of a partnership holding Shares should consult its tax advisers with respect to the purchase, ownership and disposition of such Shares.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to U.S. federal, state, local or foreign taxes.

Taxation of the Funds. The Funds have elected and intend to continue to qualify each year to be treated as a separate RIC under the Code; however, no assurance can be given that each Fund will be able to maintain its RIC tax treatment. As a RIC, a Fund generally should not be subject to U.S. federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. To qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally its taxable income including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash equivalents, U.S. government securities, securities of other RICs, and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (1) in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, (2) the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

Each Fund’s efforts to satisfy the Diversification Requirement may affect the Fund’s execution of its investment strategy and may cause the Fund’s return to deviate from that of the applicable index, and the Fund’s efforts to represent the Index using a sampling strategy, if such a strategy is used at any point, may cause it inadvertently to fail to satisfy the Diversification Requirement.

To the extent a Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund may take actions to ensure that the Fund’s income that does not count towards the Qualifying Income Requirement does not exceed 10% of its gross income, such as transferring such investments to a subsidiary that is treated as a corporation for U.S. federal income tax purposes.

Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, a Fund will be subject to U.S. federal income taxation to the extent any such income or capital gains are not distributed. Each Fund is treated as a separate corporation for U.S. federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to qualify for treatment as a RIC, and certain relief provisions are not applicable, it would be subject to U.S. federal income tax on all of our taxable income (including our net capital gains) imposed at regular corporate rates. Such Fund would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to shareholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain holding period and other limitations under the Code, corporate shareholders would be eligible to claim a dividend received deduction with respect to such dividend and non-corporate shareholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

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Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

A Fund will be subject to a nondeductible 4% U.S. federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to (1) 98% of its ordinary income for the calendar year, (2)98.2% of its capital gain net income for the one-year period ending on October 31 of that year, and (3) any income and net capital gains that were recognized in preceding years, but were not distributed in such years and on which no U.S. federal income tax was paid. For this purpose, any ordinary income or capital gain net income retained by a Fund and subject to U.S. federal income tax will be considered to have been distributed. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid U.S. federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

Shareholders who have not held Shares for a full year should be aware that a Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in a Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

Tax Treatment of Complex Securities. The Funds may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds’ ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

Some debt obligations that are acquired by a Fund may be treated as having original issue discount (“OID”). Generally, a Fund will be required to include OID in taxable income over the term of the debt security, even though payment of the OID is not received until a later time, usually when the debt security matures. If a Fund holds such debt instruments, it may be required to pay out as distributions each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary.

A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be OID, which is taxable as ordinary income and is required to be distributed, even though a Fund will not receive the principal, including any increase thereto, until maturity. If a Fund invests in securities that have OID, it may be required to liquidate other investments, including at times when it is not advantageous to do so, to satisfy its distribution requirements and to eliminate any possible taxation at a Fund level. Moreover, a Fund may realize gains or losses from such liquidations. In the event a Fund realizes net gains from such transactions, its shareholders may receive larger distributions than they would have in the absence of such transactions.

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Real Estate Investment Trusts. The Funds may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in such Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by such Fund and, in turn, may be distributed by such Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction.

If a REIT is operated in a manner such that it fails to qualify as a REIT, the taxable income of the REIT would be subject to U.S. federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

REITs in which a Fund invests often do not provide complete and final tax information to a Fund until after the time that a Fund issues a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to shareholders after it issues tax reporting statements. When such reclassification is necessary, a Fund (or applicable broker) will send a corrected, final Form 1099-DIV to reflect the reclassified information. If a shareholder receives a corrected Form 1099-DIV, the shareholder should use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing its tax returns.

Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by such Fund and which such Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Non-U.S. Investments. Dividends and interest received by a Fund from sources within non-U.S. jurisdictions may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. The Funds do not expect to satisfy the requirements for passing through to their shareholders any share of non-U.S. taxes paid by a Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

If a Fund holds shares in a “passive foreign investment company” (“PFIC”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. The Fund may be eligible to treat a PFIC as a “qualified electing fund” (“QEF”) under the Code in which case, in lieu of the foregoing requirements, the Fund will be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts will be subject to the 90% and excise tax distribution requirements described above. To make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, is effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this excess income to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. To distribute this income and avoid a tax at the Fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Amounts included in income each year by the Fund arising from a QEF election, will be “qualifying income” under the Qualifying Income Requirement even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

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If a Fund holds more than 10% of the shares in a non-U.S. corporation that is treated as a controlled foreign corporation, or “CFC,” it may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such CFC in an amount equal to the Fund’s pro rata share of certain of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a non-U.S. corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or 10% or more of the total value of all classes of shares of a corporation. If a Fund is treated as receiving a deemed distribution from a CFC, it will be required to include such distribution in its investment company taxable income regardless of whether it receives any actual distributions from such CFC, and such income will be subject to the Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax. Income inclusions from a CFC will be “qualifying income” under the Qualifying Income Requirement provided that they are derived in connection with the Fund’s business of investing in stocks and securities or the CFC distributes such income to the Fund in the same taxable year to which the income is included in the Fund’s income.

Taxation of U.S. Shareholders. Distributions to U.S. Shareholders by a Fund of ordinary income, and of net short-term capital gains, if any, realized by the Fund will generally be treated as ordinary income to U.S. Shareholders to the extent such distributions are paid out of such Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be treated as long-term capital gains, regardless of the length of time the U.S. Shareholder has owned the Shares. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a U.S. Shareholder as a return of capital which will be applied against and reduce the U.S. Shareholder’s adjusted tax basis in his or her Shares. To the extent that the amount of any such distribution exceeds the U.S. Shareholder’s adjusted tax basis in his or her Shares, the excess will be treated by the U.S. Shareholder as gain from a sale or exchange of the Shares.

Each Fund (or the applicable broker) will report to U.S. Shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares pursuant to a distribution reinvestment plan. U.S. Shareholders receiving distributions in the form of additional Shares will generally be treated as receiving a distribution in the amount of the fair market value of the distributed Shares. The additional Shares received by a U.S. Shareholder pursuant to the distribution reinvestment plan will have a new holding period commencing on the day following the day on which the Shares were credited to the U.S. Shareholder’s account.

A Fund may elect to retain its net capital gain or a portion thereof for investment and be subject to U.S. federal income tax imposed at corporate rates, as well as any applicable U.S. federal excise tax, on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its U.S. Shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each U.S. Shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the adjusted tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

Upon the sale or other disposition of Shares, a U.S. Shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the U.S. Shareholder’s adjusted tax basis in the Shares sold. Such gain or loss will be long-term or short-term, depending upon the U.S. Shareholder’s holding period for the Shares. Generally, a U.S. Shareholder’s gain or loss will be a long-term gain or loss if the Shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale or other disposition of Shares if the owner acquires (including pursuant to the distribution reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such Shares within 30 days before or after the disposition. In such a case, the adjusted tax basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a U.S. Shareholder on the sale or exchange of Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such Shares.

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Each Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any U.S. Shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.

Individuals that are U.S. Shareholders with a modified adjusted gross income (subject to certain adjustments) exceeding $200,000 (other thresholds apply depending the individual U.S. Shareholder’s filing status are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Under U.S. Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to Shares of $2 million or more for an individual U.S. Shareholder or $10 million or more for a corporate U.S. Shareholder (or a greater loss over a combination of years), the U.S. Shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct U.S. Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. Shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. Shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Authorized Participants. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss for U.S. federal income tax purposes. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate adjusted tax basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund may limit the tax efficiency of the Fund. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s adjusted tax basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of each Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have an adjusted tax basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) generally will not recognize gain or loss upon the exchange of securities for Creation Units.

Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

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Taxation of Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from U.S. federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, each Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Taxation of Non-U.S. Shareholders. Subject to the discussions below concerning backup withholding and FATCA (defined below), distributions of a Fund’s investment company taxable income to Non-U.S. Shareholders will be subject to U.S. federal withholding tax imposed at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless an applicable exception applies. No withholding will be required on such distributions to the extent that (i) such distributions are properly reported to the Fund’s Non-U.S. Shareholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given as to whether any significant amount of a Fund’s distributions with respect to its shares would be reported as eligible for this exemption from withholding.

If the distributions with respect to the shares of a Fund are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (and, if an income tax treaty applies, attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the United States), no amount of U.S. federal tax will be required to be withheld from such distributions if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements, although such distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

Subject to the discussion below concerning FATCA, actual or deemed distributions of a Fund’s net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale of shares of shares of the Fund, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the United States), or (ii) such Non-U.S. Shareholder is an individual present in the United States for 183 days or more during the year of the distribution or gain.

For a corporate Non-U.S. Shareholder, distributions and gains realized upon the sale of shares of shares of a Fund that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Each Fund must generally report to its Non-U.S. Shareholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the Non-U.S. Shareholder’s conduct of a United States trade or business or withholding was reduced or eliminated by an applicable income tax treaty. This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the Non-U.S. Shareholder resides or is established. Under U.S. federal income tax law, interest, dividends and other reportable payments may, under certain circumstances, be subject to “backup withholding” at the then applicable rate (currently 24%). Backup withholding, however, generally will not apply to distributions to a Non-U.S. Shareholder, provided the Non-U.S. Shareholder furnishes to the Fund the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN or IRS Form W-8BEN-E, or certain other requirements are met. Backup withholding is not an additional tax but can be credited against a Non-U.S. Shareholder’s U.S. federal income tax, and may be refunded to the extent it results in an overpayment of tax and the appropriate information is timely supplied to the IRS.

41

Non-U.S. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions, or (“FFIs,”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement, or (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a specified U.S. person and certain financial information associated with the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on certain payments to certain foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of a Non-U.S. Shareholder and the status of the intermediaries through which they hold their shares, Non-U.S. Shareholders could be subject to this 30% withholding tax with respect to distributions on their Shares. Under certain circumstances, a Non-U.S. Shareholder might be eligible for refunds or credits of such taxes.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. In those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from U.S. federal income tax treatment.

General Considerations. The federal income tax discussion set forth above is for general information only. Shares of the Fund held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of Shares of the Funds, as well as the effect of state, local and foreign tax law and any proposed tax law changes.

FINANCIAL STATEMENTS

The Funds have not yet commenced investment operations and, therefore, the Funds have not produced financial statements. Once available, you can obtain copies of the Funds’ Annual or Semi-Annual Reports without charge by calling (855) 833-4222 or through the Funds’ website at http://dailydeltaetfs.com.

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APPENDIX A

Proxy Voting

The Fund’s Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Fund, which delegate the responsibility for voting proxies to the Adviser (“Kelly”).

Kelly, as a matter of policy and as a fiduciary to clients, has responsibility for voting proxies for Fund securities consistent with the best economic interests of the clients. Kelly maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and make appropriate disclosures about the firm’s proxy policies and practices. Kelly’s policy and practice include the responsibility to vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

•	Responsibility

The CCO has the responsibility for the implementation and monitoring of Kelly’s proxy voting policy, practices, disclosures and recordkeeping, including outlining our voting guidelines in our procedures. To assist Kelly in its responsibility for voting proxies and the overall proxy voting process, Kelly has retained Glass Lewis as an expert in the proxy voting and corporate governance area. Glass Lewis is an unaffiliated, independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors.

The services provided by Glass Lewis include in-depth research, global issuer analysis, voting recommendations as well as vote execution and reporting and recordkeeping. In addition to conducting initial due diligence on Glass Lewis, Kelly will monitor and review such services at least annually; evaluating any conflicts of interest, consistency of voting with the guidelines, fees, disclosures, among other necessary items. All proxies and the status of each vote are available to clients and subject to review by Kelly and are subject to quarterly testing. To the extent applicable, Glass Lewis will process all proxy votes in accordance with the pre-determined benchmark proxy voting guidelines.

•	Voting Guidelines

Glass Lewis’s policy formulation process collects feedback from a diverse range of market participants. The Glass Lewis Policy Board uses the input to develop its draft policy updates on emerging governance issues each year. The pre-determined benchmark proxy voting guidelines are maintained and implemented by Glass Lewis and are extensive lists of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. The pre-determined benchmark proxy voting guidelines contain explicit direction on how the proxies are to be voted. For other issues, the decision about how to vote may be decided on a case-by-case basis using criteria contained in the pre-determined benchmark proxy voting guidelines.

Glass Lewis will be performing the analysis of each vote and will vote the issues based on the pre-determined benchmark proxy voting guidelines. Generally, the proxies are voted in accordance with the voting recommendations contained in the pre-determined benchmark proxy voting guidelines.

Kelly has instructed Glass Lewis to vote as described above unless the following conditions apply:

-The CCO has decided to override the Glass Lewis vote recommendation for a client based on his/her own determination that the client would best be served by casting a vote contrary to the Glass Lewis recommendation. Such decision will be documented by Kelly and communicated to Glass Lewis; or

-Glass Lewis does not provide a vote recommendation, in which case Kelly will independently determine how a particular issue should be voted. In these instances, Kelly, through the CCO, will document the reason(s) used in determining a vote and communicate Kelly’s voting instruction to Glass Lewis.

A full description of each pre-determined benchmark proxy voting guideline and voting policy is available upon request

•	Disclosure

Kelly will provide information in its Fund Documents summarizing its proxy voting policy and procedures. Annually, the Trust will file an N-PX that provides detail as to how the Funds voted related to different securities they hold. The N-PX is filed each year for the trailing 12-month period ending June 30. Kelly Funds are required by the SEC to file the form N-PX no later than August 31 of each year.

•	Conflicts of Interest

Kelly will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Kelly with the issuer of each security to determine if Kelly or any of its employees has any financial, business or personal relationship with the issuer.

In circumstances when there may be a material conflict of interest between Kelly’s interests and clients’ interests in how proxies are voted (such as, when Kelly knows that the proxy issuer is also a Kelly client), Kelly will vote the proxies in accordance with the recommendations of Glass Lewis’ pre-determined benchmark proxy voting guidelines. Because the guidelines are pre-determined by Glass Lewis and designed to be in the best interest of shareholders, application of the pre-determined guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest.

In the event that Glass Lewis itself has a conflict and thus, is unable to provide a recommendation, the CCO will make a voting recommendation and submit the proxy.

Kelly will maintain a record of the voting resolution of any conflict of interest.

•	Lending

Kelly will monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of Kelly’s consent on a material matter affecting the investment. In determining whether to call stock loans, Kelly shall consider whether the benefit to a Fund in voting the matter outweighs the benefit to the Fund in keeping the stock on loan.

•	Oversight of Service Provider

The CCO is responsible for the oversight of Glass Lewis. When determining whether to retain, or continue to retain, Glass Lewis, Kelly will consider whether Glass Lewis has the capacity and competency to adequately perform the services for which it was retained. This determination will include, among other things, consideration of (i) Glass Lewis’ process and methodology in formulating proxy voting recommendations and guidelines, and (ii) how it monitors and addresses the integrity of the information on which Glass Lewis bases its analysis. Kelly will report to the Board of Trustees (the “Board”) of the Trust at least annually the basis for its determination to retain, or continue to retain, Glass Lewis.

Kelly will employ reasonable measures to determine whether Glass Lewis is casting (or abstaining from) votes consistent with its benchmark proxy voting guidelines. Kelly must have a reasonable basis for concluding that voting determinations made pursuant to this policy are not based on materially inaccurate or incomplete information.

Kelly will also periodically perform due diligence to assess Glass Lewis’ ability to adequately analyze proxy issues, manage its conflicts of interest and satisfy its contractual obligations to Kelly. In order to make this assessment, Kelly shall consider, among other things:

-Glass Lewis’ oversight structure and personnel performing services on behalf of Kelly;

-Policies, procedures and related controls, including those that ensure vote recommendations are in accordance with Glass Lewis’ benchmark proxy voting guidelines and are based on current and accurate information, and any changes to the benchmark proxy voting guidelines since the date of the last due diligence review;

-Policies and procedures related to the identification, management and disclosure of conflicts of interest impacting services provided; and

-Changes in Glass Lewis’ business and specific conflicts of interest in order to reasonably determine whether Glass Lewis’ conflicts of interest may materially and adversely affect Kelly’s clients and, if so, whether any action should be taken as a result.

•	Recordkeeping

Kelly, in accordance with SEC recordkeeping rules, shall maintain for a period of at least five (5) years from the end of the fiscal year voted: a record of each proxy statement received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information, a copy of any written response and all documents prepared by Kelly regarding votes cast in contradiction to the pre-determined benchmark proxy voting guidelines, and all proxy voting policies and procedures and any amendments.

Where a proxy proposal raises a material conflict between the interests of Kelly, any affiliated person(s) of Kelly, the Distributor or any affiliated person of the Distributor, or any affiliated person of the Fund and the Fund’s or its shareholder’s interests, Kelly will resolve the conflict by voting in accordance with the policy guidelines outlined by Glass Lewis or at the Fund’s directive using the recommendation of another independent third party. If the third party’s recommendations are not received in a timely fashion, Kelly will abstain from voting.

Kelly will use leverage its engagement with Glass Lewis to complete and file Form N–PX (Form N-PX). Annually Kelly shall send voting information to the Fund’s Administrator who shall file Form N-PX with the SEC.

Strategic Trust

PART C

OTHER INFORMATION

Item 28. Exhibits.

(a)
	(1)	(i)	Certificate of Trust was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on August 5, 2021.
		(ii)	Second Amended and Restated Declaration of Trust was previously filed and is herein incorporated by reference from the Post-Effective Amendment No. 11 filed with the SEC on May 24, 2023.
		(iii)	Certificate of Amendment to the Certificate of Trust was previously filed and is herein incorporated by reference from Post-Effective Amendment No. 20 filed with the SEC on September 29, 2023.
(b)	(1)		Amended and Restated Bylaws was previously filed and is herein incorporated by reference from the Post-Effective Amendment No. 11 filed with the SEC on May 24, 2023.
(c)			Instruments Defining Rights of Security Holders are incorporated by reference to the Declaration of Trust and Bylaws.
(d)	(1)		Investment Advisory Agreement between Strategic Trust, on behalf of Running Oak Efficient Growth ETF, and Running Oak Capital LLC, dated May 23, 2023 was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on May 24, 2023.
	(2)		Investment Advisory Agreement between Strategic Trust and Kelly Strategic Management LLC dated February 18, 2025 – Filed herewith.
	(3)		Sub-Advisory Agreement between Kelly Strategic Management LLC and Tidal Investments LLC dated February 18, 2025 – Filed herewith.
(e)	(1)	(i)	Form of Distribution Agreement was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on November 15, 2021.
		(ii)	First Amendment to Distribution Agreement was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on May 24, 2023.
		(iii)	Third Amendment to Distribution Agreement – File herewith.
	(2)		Form of Authorized Participant Agreement (relating to RUNN) was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on November 15, 2021.
	(3)		Form of Authorized Participant Agreement (relating to DailyDeltaTM ETFs) – Filed herewith.
(f)			Bonus or Profit Sharing Contracts - Not Applicable.
(g)	(1)		Custody Agreement between Strategic Trust and U.S. Bank National Association (relating to RUNN) was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on May 24, 2023.
	(2)		Custody Agreement between Strategic Trust and State Street Bank and Trust Company (relating to DailyDeltaTM ETFs) – Filed herewith.
(h)	(1)	(i)	Fund Administration Servicing Agreement between Strategic Trust and Strategic Services, LLC, dated May 23, 2023 was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on May 24, 2023.
		(ii)	First Amendment to the Fund Administration Servicing Agreement between Strategic Trust and Strategic Services, LLC – Filed herewith.
		(iii)	Fund Sub-Administration Servicing Agreement between Strategic Services, LLC and U.S. Bancorp Fund Services, LLC was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on May 24, 2023.

	(iv)	Form of ETF Sub-Administration Agreement between Strategic Services, LLC and Ultimus Fund Solutions, LLC (relating to DailyDeltaTM ETFs) – Filed herewith.
(2)	(i)	Fund Accounting Services Agreement between Strategic Trust and U.S. Bancorp Fund Services, LLC was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on May 24, 2023.
	(ii)	Form of ETF Master Services Agreement between Strategic Trust and Ultimus Fund Solutions, LLC – Filed herewith.
(3)	(i)	Transfer Agent Servicing Agreement between Strategic Trust and U.S. Bancorp Fund Services, LLC was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on May 24, 2023.
	(ii)	Transfer Agency and Services Agreement by and between Strategic Trust and State Street Bank and Trust Company (relating to DailyDeltaTM ETFs) – Filed herewith.
(4)		Powers of Attorney
	(i)	Power of Attorney for Ethan Powell was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on October 15, 2021.
	(ii)	Power of Attorney for Matthew Patterson was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on October 15, 2021.
(i)		Legal Opinions.
	(1)	Opinion and Consent of Counsel was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on May 24, 2023.
	(2)	Opinion and Consent of Counsel (for the DailyDeltaTM ETFs) – Filed herewith.
(j)		Other Opinions.
	(1)	Consent of Independent Registered Public Accounting Firm – Not applicable.
	(2)	Consent of Counsel was previously filed and is herein incorporated by reference from Post-Effective Amendment No. 39 filed with the SEC on December 19, 2024.
(k)		Omitted Financial Statements - Not Applicable.
(l)		Agreement Relating to Initial Capital was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on November 15, 2021.
(m)		Amended and Restated 12b-1 Plan – Filed herewith.
(n)		Rule 18f-3 Plan - Not Applicable.
(o)		Reserved.
(p)		Code of Ethics.
	(1)	Code of Ethics for Registrant was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on November 15, 2021.
	(2)	Code of Ethics for Principal Underwriter - not applicable per Rule 17j-1(c)(3).
	(3)	Code of Ethics for Running Oak Capital was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on May 24, 2023.
	(4)	Code of Ethics for Kelly Strategic Management LLC – Filed herewith.
	(5)	Code of Ethics for Tidal Investment LLC – Filed herewith.

Item 29. Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

Reference is made to Article VII of the Registrant’s Declaration of Trust. The general effect of this provision is to indemnify the Trustees, officers, employees and other agents of the Trust who are parties pursuant to any proceeding by reason of their actions performed in their scope of service on behalf of the Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Adviser

This Item incorporates by reference each investment advisers Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC, as listed below. Each Form ADV may be obtained, free of charge, at the SECs website at www.adviserinfo.sec.gov. Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each officer and director of the below-listed investment advisers is included in the Trusts Statement of Additional Information.

Investment Adviser	SEC File No.
Kelly Strategic Management, LLC (d/b/a Kelly Intelligence)	801-121745
Tidal Investments LLC (f/k/a Toroso Investments, LLC)	801-76857
Running Oak Capital LLC	801-110116

Item 32. Principal Underwriter.

(a) Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.AB Active ETFs, Inc.

2.ABS Long/Short Strategies Fund

3.Absolute Shares Trust

4.ActivePassive Core Bond ETF, Series of Trust for Professional Managers

5.ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers

6.ActivePassive International Equity ETF, Series of Trust for Professional Managers

7.ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers

8.AdvisorShares Trust

9.AFA Private Credit Fund

10.AGF Investments Trust

11.AIM ETF Products Trust

12.Alexis Practical Tactical ETF, Series of Listed Funds Trust

13.AlphaCentric Prime Meridian Income Fund

14.American Century ETF Trust

15.Amplify ETF Trust

16.Applied Finance Dividend Fund, Series of World Funds Trust

17.Applied Finance Explorer Fund, Series of World Funds Trust

18.Applied Finance Select Fund, Series of World Funds Trust

19.ARK ETF Trust

20.ARK Venture Fund

21.Bitwise Funds Trust

22.Bluestone Community Development Fund

23.BondBloxx ETF Trust

24.Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust

25.Bridgeway Funds, Inc.

26.Brinker Capital Destinations Trust

27.Brookfield Real Assets Income Fund Inc.

28.Build Funds Trust

29.Calamos Antetokounmpo Global Sustainable Equities ETF, Series of Calamos ETF Trust

30.Calamos Convertible and High Income Fund

31.Calamos Convertible Equity Alternative ETF, Series of Calamos ETF Trust

32.Calamos Convertible Opportunities and Income Fund

33.Calamos Dynamic Convertible and Income Fund

34.Calamos Global Dynamic Income Fund

35.Calamos Global Total Return Fund

36.Calamos Strategic Total Return Fund

37.Carlyle Tactical Private Credit Fund

38.Cascade Private Capital Fund

39.Catalyst Strategic Income Opportunities Fund

40.CBRE Global Real Estate Income Fund

41.Center Coast Brookfield MLP & Energy Infrastructure Fund

42.Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust

43.Clifford Capital International Value Fund, Series of World Funds Trust

44.Clifford Capital Partners Fund, Series of World Funds Trust

45.Cliffwater Corporate Lending Fund

46.Cliffwater Enhanced Lending Fund

47.Cohen & Steers Infrastructure Fund, Inc.

48.Convergence Long/Short Equity ETF, Series of Trust for Professional Managers

49.CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series

50.CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers

51.Curasset Capital Management Core Bond Fund, Series of World Funds Trust

52.Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust

53.CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of ONEFUND Trust

54.Davis Fundamental ETF Trust

55.Defiance Connective Technologies ETF, Series of ETF Series Solutions

56.Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions

57.Defiance Next Gen H2 ETF, Series of ETF Series Solutions

58.Defiance Quantum ETF, Series of ETF Series Solutions

59.Denali Structured Return Strategy Fund

60.Dividend Performers ETF, Series of Listed Funds Trust

61.Dodge & Cox Funds

62.DoubleLine ETF Trust

63.DoubleLine Income Solutions Fund

64.DoubleLine Opportunistic Credit Fund

65.DoubleLine Yield Opportunities Fund

66.DriveWealth ETF Trust

67.EIP Investment Trust

68.Ellington Income Opportunities Fund

69.ETF Opportunities Trust

70.Evanston Alternative Opportunities Fund

71.Exchange Listed Funds Trust

72.Exchange Place Advisors Trust

73.FlexShares Trust

74.Forum Funds

75.Forum Funds II

76.Forum Real Estate Income Fund

77.Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust

78.Grayscale Future of Finance ETF, Series of ETF Series Solutions

79.Guinness Atkinson Funds

80.Harbor ETF Trust

81.Hawiian Tax-Free Trust

82.Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust

83.Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust

84.Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust

85.Horizon Kinetics Medical ETF, Series of Listed Funds Trust

86.Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust

87.IDX Funds

88.Innovator ETFs Trust

89.Ironwood Institutional Multi-Strategy Fund LLC

90.Ironwood Multi-Strategy Fund LLC

91.Jensen Quality Growth ETF, Series of Trust for Professional Managers

92.John Hancock Exchange-Traded Fund Trust

93.LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust

94.Mairs & Power Balanced Fund, Series of Trust for Professional Managers

95.Mairs & Power Growth Fund, Series of Trust for Professional Managers

96.Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers

97.Mairs & Power Small Cap Fund, Series of Trust for Professional Managers

98.Manor Investment Funds

99.Milliman Variable Insurance Trust

100.Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV

101.Morgan Stanley ETF Trust

102.Morningstar Funds Trust

103.Mutual of America Investment Corporation

104.NEOS ETF Trust

105.Niagara Income Opportunities Fund

106.NXG Cushing® Midstream Energy Fund

107.Opal Dividend Income ETF, Series of Listed Funds Trust

108.OTG Latin American Fund, Series of World Funds Trust

109.Overlay Shares Core Bond ETF, Series of Listed Funds Trust

110.Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust

111.Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust

112.Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust

113.Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust

114.Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust

115.Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust

116.Palmer Square Funds Trust

117.Palmer Square Opportunistic Income Fund

118.Partners Group Private Income Opportunities, LLC

119.Performance Trust Mutual Funds, Series of Trust for Professional Managers

120.Performance Trust Short Term Bond ETF, Series of Trust for Professional Managers

121.Perkins Discovery Fund, Series of World Funds Trust

122.Philotimo Focused Growth and Income Fund, Series of World Funds Trust

123.Plan Investment Fund, Inc.

124.Point Bridge America First ETF, Series of ETF Series Solutions

125.Preferred-Plus ETF, Series of Listed Funds Trust

126.Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust

127.Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust

128.Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust

129.Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust

130.Renaissance Capital Greenwich Funds

131.Reynolds Funds, Inc.

132.RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust

133.RiverNorth Patriot ETF, Series of Listed Funds Trust

134.RMB Investors Trust

135.Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust

136.Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust

137.Roundhill Alerian LNG ETF, Series of Listed Funds Trust

138.Roundhill Ball Metaverse ETF, Series of Listed Funds Trust

139.Roundhill Cannabis ETF, Series of Listed Funds Trust

140.Roundhill ETF Trust

141.Roundhill Magnificent Seven ETF, Series of Listed Funds Trust

142.Roundhill S&P Global Luxury ETF, Series of Listed Funds Trust

143.Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust

144.Roundhill Video Games ETF, Series of Listed Funds Trust

145.Rule One Fund, Series of World Funds Trust

146.Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust

147.Six Circles Trust

148.Sound Shore Fund, Inc.

149.SP Funds Trust

150.Sparrow Funds

151.Spear Alpha ETF, Series of Listed Funds Trust

152.STF Tactical Growth & Income ETF, Series of Listed Funds Trust

153.STF Tactical Growth ETF, Series of Listed Funds Trust

154.Strategic Trust

155.Strategy Shares

156.Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust

157.Tekla World Healthcare Fund

158.Tema ETF Trust

159.The 2023 ETF Series Trust

160.The 2023 ETF Series Trust II

161.The Cook & Bynum Fund, Series of World Funds Trust

162.The Community Development Fund

163.The Finite Solar Finance Fund

164.The Private Shares Fund

165.The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust

166.Third Avenue Trust

167.Third Avenue Variable Series Trust

168.Tidal ETF Trust

169.Tidal Trust II

170.Tidal Trust III

171.TIFF Investment Program

172.Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan

173.Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan

174.Timothy Plan International ETF, Series of The Timothy Plan

175.Timothy Plan Market Neutral ETF, Series of The Timothy Plan

176.Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan

177.Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan

178.Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan

179.Total Fund Solution

180.Touchstone ETF Trust

181.T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust

182.T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust

183.TrueShares Active Yield ETF, Series of Listed Funds Trust

184.TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust

185.TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust

186.TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust

187.TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust

188.TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust

189.TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust

190.TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust

191.TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust

192.TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust

193.TrueShares Structured Outcome (May) ETF, Listed Funds Trust

194.TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust

195.TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust

196.TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust

197.TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust

198.U.S. Global Investors Funds

199.Union Street Partners Value Fund, Series of World Funds Trust

200.Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust

201.Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust

202.Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust

203.Vest US Large Cap 10% Buffer Strategies VI Fund, Series of World Funds Trust

204.Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust

205.Vest US Large Cap 20% Buffer Strategies VI Fund, Series of World Funds Trust

206.VictoryShares Core Intermediate Bond ETF, Series of Victory Portfolios II

207.VictoryShares Core Plus Intermediate Bond ETF, Series of Victory Portfolios II

208.VictoryShares Corporate Bond ETF, Series of Victory Portfolios II

209.VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

210.VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II

211.VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II

212.VictoryShares Hedged Equity Income ETF, Series of Victory Portfolios II

213.VictoryShares Free Cash Flow ETF, Series of Victory Portfolios II

214.VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II

215.VictoryShares International Value Momentum ETF, Series of Victory Portfolios II

216.VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II

217.VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II

218.VictoryShares Short-Term Bond ETF, Series of Victory Portfolios II

219.VictoryShares THB Mid Cap ESG ETF, Series of Victory Portfolios II

220.VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

221.VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II

222.VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

223.VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

224.VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II

225.VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II

226.VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II

227.VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II

228.VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II

229.VictoryShares US Value Momentum ETF, Series of Victory Portfolios II

230.VictoryShares WestEnd Economic Cycle Bond ETF, Series of Victory Portfolios II

231.VictoryShares WestEnd Global Equity ETF, Series of Victory Portfolios II

232.VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II

233.Volatility Shares Trust

234.West Loop Realty Fund, Series of Investment Managers Series Trust

235.Wilshire Mutual Funds, Inc.

236.Wilshire Variable Insurance Trust

237.WisdomTree Digital Trust

238.WisdomTree Trust

239.WST Investment Trust

240.XAI Octagon Floating Rate & Alternative Income Term Trust

(b) The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	Three Canal Plaza, Suite 100 Portland, ME 04101	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100 Portland, ME 04101	Secretary	None
Susan L. LaFond	Three Canal Plaza, Suite 100 Portland, ME 04101	Treasurer	None
Weston Sommers	Three Canal Plaza, Suite 100 Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c) Not applicable.

Item 33. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202 Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022
Registrant’s Investment Adviser	Running Oak Capital LLC 4519 W. 56th Street Edina, MN 55424 Kelly Strategic Management, LLC 7887 East Belleview Ave., Suite 1100 Denver, CO 80111
Registrant’s Custodian	U.S. Bank National Association 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212 State Street Bank and Trust Company One Congress Street, Suite 1 Boston, MA 02114-2016
Registrant’s Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100, Portland, ME 04101

Item 34. Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35. Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment No. 44 to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, duly authorized, in the City of Denver and the State of Colorado on the 20th day of February, 2025.

STRATEGIC TRUST

By:	/s/ Kevin Kelly
Kevin Kelly
President, Principal Executive Officer
Chairman of the Board and Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 39 to the Registration Statement has been signed below by the following persons in the capacities as of December 19, 2024.

Signature	Title	Date

/s/ Kevin Kelly	President, Principal Executive Officer,	February 20, 2025
Kevin Kelly	Chairman of the Board and Trustee

/s/ Jim Niemie	Principal Financial Officer,	February 20, 2025
Jim Niemie	Chief Financial Officer and Treasurer

Matthew Patterson*	Trustee	February 20, 2025
Matthew Patterson

Ethan Powell*	Trustee	February 20, 2025
Ethan Powell

*By:	/s/ Kevin Kelly
Kevin Kelly, Attorney-in-Fact
by Powers of Attorney

EXHIBIT INDEX

Exhibit	Exhibit No.

Investment Advisory Agreement	EX-99(d)(2)
Sub-Advisory Agreement	EX-99(d)(3)
Third Amendment to Distribution Agreement	EX-99(e)(1)(iii)
Custody Agreement	EX-99(g)(2)
First Amendment to the Fund Administration Servicing Agreement	EX-99(h)(1)(ii)
Form of ETF Sub-Administration Agreement	EX-99(h)(1)(iv)
Form of ETF Master Services Agreement	EX-99(h)(2)(ii)
Transfer Agency and Services Agreement	EX-99(h)(3)(ii)
Opinion and Consent of Counsel	EX-99(i)(2)
Amended and Restated 12b-1 Plan	EX-99(m)
Code of Ethics for Kelly Strategic Management LLC	EX-99(p)(4)
Code of Ethics for Tidal Investment LLC	EX-99(p)(5)

Portions of these exhibits have been omitted